As filed with the Securities and Exchange Commission on May 14, 1997

                                                       Registration Nos. 33-5033
                                                                        811-4642
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]
                         POST-EFFECTIVE AMENDMENT NO. 21                     [X]

                                     AND/OR
                             REGISTRATION STATEMENT
                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940                    [X]
                                AMENDMENT NO. 24                             [X]

                        (CHECK APPROPRIATE BOX OR BOXES)

                             ---------------------

                          THE PHOENIX EDGE SERIES FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              ---------------------

               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
                        C/O VARIABLE PRODUCTS OPERATIONS
                      PHOENIX HOME LIFE MUTUAL INS. COMPANY
                                 (800) 447-4312
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                              ---------------------

                                   COPIES TO:
    PHILIP R. MCLOUGHLIN                               RICHARD J. WIRTH, ESQ.
THE PHOENIX EDGE SERIES FUND                        C/O PHOENIX HOME LIFE MUTUAL
C/O PHOENIX HOME LIFE MUTUAL                              INSURANCE COMPANY
      INSURANCE COMPANY                                   ONE AMERICAN ROW
      ONE AMERICAN ROW                                   HARTFORD, CT 06115
 HARTFORD, CONNECTICUT 06115

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -------------------


            It is proposed that this filing will become effective (check appropriate box):
            [ ] Immediately upon filing pursuant to paragraph (b)
            [ ] On May 1, 1997 pursuant to paragraph (b), or
            [ ] 60 days after filing pursuant to paragraph (a)(i)
            [ ] On ( ) pursuant to paragraph (a)(i)
            [X] 75 days after filing pursuant to paragraph (a)(ii)
            [ ] On ( ) pursuant to paragraph (a)(ii) of Rule 485

                If appropriate, check the following box:
            [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               -------------------

                       DECLARATION REQUIRED BY RULE 24F-2

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has chosen to register an indefinite number or amount of securities under the Securities Act of 1933. On February 21, 1997, the Registrant filed its Rule 24f-2 Notice for the Registrant's most recent fiscal year.

                              -------------------

================================================================================

                          THE PHOENIX EDGE SERIES FUND

                              CROSS-REFERENCE SHEET

                   SHOWING LOCATION IN PROSPECTUS (PART A) AND
                  STATEMENT OF ADDITIONAL INFORMATION (PART B)
                      OF INFORMATION REQUIRED BY FORM N-1A
                             PURSUANT TO RULE 495(A)


                                     PART A

                         FORM N-1A ITEM                                               PROSPECTUS CAPTION
                         --------------                                               ------------------

1.   Cover Page.................................................        Cover Page

2.   Synopsis...................................................        Introduction

3.   Condensed Financial Information............................        Financial Highlights

4.   General Description of Registrant..........................        Introduction; Investment Objectives and Policies; Other
                                                                        Special Investment Methods; The Fund and Its Management

5.   Management of the Fund.....................................        The Fund and Its Management; Custodian, Transfer Agent
                                                                        and Dividend Paying Agent

6.   Capital Stock and Other Securities.........................        The Fund and Its Management; Shares of Beneficial Interest;
                                                                        Dividends and Distributions; Taxes

7.   Purchase of Securities Being Offered.......................        Purchase of Shares; Net Asset Value; Redemption of Shares

8.   Redemption or Repurchase...................................        Purchase of Shares; Net Asset Value; Redemption of Shares

9.   Pending Legal Proceedings..................................        Not Applicable


                                     PART B

                        FORM N-1A ITEM                                      STATEMENT OF ADDITIONAL INFORMATION CAPTION
                        --------------                                      -------------------------------------------

10.  Cover Page.................................................        Cover Page

11.  Table of Contents..........................................        Table of Contents

12.  General Information and History............................        The Phoenix Edge Series Fund; Investing in the Fund

13.  Investment Objectives and Policies.........................        Investment Policies; Investment Restrictions;
                                                                        Portfolio Turnover

14.  Management of the Fund.....................................        Management of the Fund

15.  Control Persons and Principal Holders of Securities........        Management of the Fund

16.  Investment Advisory and Other Services.....................        Management of the Fund; The Investment Adviser

17.  Brokerage Allocation and Other Practices...................        Brokerage Allocation

18.  Capital Stock and Other Securities.........................        Investing In the Fund; Redemption of Shares

19.  Purchase, Redemption and Pricing of
     Securities Being Offered..................................         Determination of Net Asset Value; Investing in the Fund;
                                                                        Redemption of Shares

20.  Tax Status.................................................        Taxes

21.  Underwriters...............................................        Not Applicable

22.  Calculation of Yield Quotations of Money
      Market Funds..............................................        Money Market Series

23.  Financial Statements.......................................        Financial Statements

                          THE PHOENIX EDGE SERIES FUND

HOME OFFICE:                                          PHOENIX VARIABLE PRODUCTS
                                                                MAIL OPERATIONS:
101 Munson Street                                                  P.O. Box 8027
Greenfield, MA                                             Boston, MA 02266-8027

                                   PROSPECTUS


                                  July 28, 1997


    The Phoenix Edge Series Fund (formerly "The Big Edge Series Fund"), a Massachusetts business trust (the "Fund"), is an open-end management investment company which is intended to meet a wide range of investment objectives with its ten separate Series. Generally, each Series operates as if it were a separate fund.


    The shares of the Fund are not directly offered to the public. You can invest in the Fund only by buying a Variable Accumulation Annuity Contract from Phoenix Home Life Mutual Insurance Company ("Phoenix"), or by buying a Variable Universal Life Insurance Policy, also offered by Phoenix, or by buying a Variable Accumulation Annuity Contract offered by PHL Variable Insurance Company ("PHL Variable"), or by buying a Variable Universal Life Insurance Policy offered by Phoenix Life and Annuity Company ("PLAC"), and directing the allocation of your payment or payments to the Subaccount(s) corresponding to the Series in which you wish to invest. The Subaccounts will, in turn, invest in shares of the Fund. Not all Series may be offered through a particular Contract or Policy. The Fund also offers its shares through other Phoenix products.

    The investment objectives of the Series are as follows:


    Multi-Sector Fixed Income ("Multi-Sector") Series. The investment objective of the Multi-Sector Series is to seek long-term total return by investing in a diversified portfolio of fixed income securities market sectors encompassing high yield (high risk) and high quality fixed income securities. THE RISKS OF INVESTING IN THESE SECURITIES ARE OUTLINED IN SECTION "INVESTMENT OBJECTIVES AND POLICIES" OF THIS PROSPECTUS.


    Money Market Series. The investment objective of the Money Market Series is to provide maximum current income consistent with capital preservation and liquidity. The Money Market Series invests exclusively in high quality money market instruments. AN INVESTMENT IN THE MONEY MARKET SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $10.00 PER SHARE.

    Growth Series. The investment objective of the Growth Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Growth Series invests principally in common stocks of corporations believed by management to offer growth potential.

    Strategic Allocation ("Allocation") Series. The investment objective of the Allocation Series (formerly the "Total Return Series") is to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk. The Allocation Series invests in stocks, bonds and money market instruments in accordance with the Adviser's appraisal of investments most likely to achieve the highest total rate of return.

    Balanced Series. The investment objectives of the Balanced Series are reasonable income, long-term capital growth and conservation of capital. It is intended that this Series will invest in common stocks and fixed income securities, with emphasis on income-producing securities which appear to have some potential for capital enhancement.

    International Series. The investment objective of the International Series is to seek a high total return consistent with reasonable risk. The International Series intends to invest primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions (see "Other Special Investment Methods"). The International Portfolio provides a means for investors to invest a portion of their assets outside the United States.

    Real Estate Securities ("Real Estate") Series. The investment objective of the Real Estate Series is to seek capital appreciation and income with approximately equal emphasis. The Real Estate Series intends under normal circumstances to invest in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

    Strategic Theme ("Theme") Series. The investment objective of the Theme Series is to seek long-term appreciation of capital. This Series seeks to identify securities benefiting from long-term trends present in the United States and abroad. The Series intends to invest primarily in common stocks believed by the Adviser to have substantial potential for capital growth. Since many trends may be early in their development and no history of industry growth patterns are available, securities owned may present a high degree of risk.

    Aberdeen New Asia ("Asia") Series. This Series seeks as its investment objective long-term capital appreciation. It is intended that this Series will invest primarily in a diversified portfolio of equity securities of issuers located in at least three different countries throughout Asia, other than Japan.


    Research Enhanced Index ("Enhanced Index") Series. The investment objective of the Enhanced Index Series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). It is intended that the Series will invest in a portfolio of undervalued common stocks and other equity securities which appear


                                       2-1
to offer growth potential and an overall volatility of return similar to that of the S&P 500.


    There can be no assurance that any Series will achieve its objectives. See "Investment Objectives and Policies."


    This Prospectus gives you the facts about the Fund and each of its Series that you should know before directing investment in the Fund, and it should be read and kept for future reference. A Statement of Additional Information dated July 28, 1997, which contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. A free copy of the Statement of Additional Information may be obtained by calling Variable Products Operations of Phoenix at (800) 447-4312, or by writing to Phoenix Variable Products Mail Operations at PO Box 8027, Boston, Massachusetts 02266-8027.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   This Prospectus should be read and retained
                              for future reference.

                                       2-2

                          THE PHOENIX EDGE SERIES FUND

                                TABLE OF CONTENTS



Heading                                                     Page
----------------------------------------------------------------

Fund Expenses............................................   2-4
Financial Highlights.....................................   2-5
Introduction.............................................  2-10
Investment Objectives and Policies.......................  2-11

    Multi-Sector Series..................................  2-11
    Money Market Series..................................  2-12
    Growth Series........................................  2-13
    Allocation Series....................................  2-13
    International Series.................................  2-13
    Balanced Series......................................  2-15
    Real Estate Series...................................  2-15
    Theme Series.........................................  2-17
    Asia Series..........................................  2-17
    Enhanced Index Series................................  2-18
Other Special Investment Methods.........................  2-18
    Convertible Securities...............................  2-18
    Repurchase Agreements................................  2-18
    Options..............................................  2-18
    Financial Futures and Related Options................  2-19
    Foreign Securities...................................  2-19
    Leverage.............................................  2-20
    Private Placements & Rule 144A Securities............  2-20
    Mortgage-backed Securities...........................  2-20
    Lending of Portfolio Securities......................  2-21
    When-Issued Securities...............................  2-21
Investment Restrictions..................................  2-21
Portfolio Turnover.......................................  2-21
The Fund and Its Management..............................  2-22
    Investment Advisers..................................  2-22
    Portfolio Managers...................................  2-22
        Balanced Series..................................  2-22
        Allocation Series................................  2-22
        Multi-Sector Series..............................  2-23
        Growth Series....................................  2-23
        International Series.............................  2-23
        Money Market Series..............................  2-23
        Real Estate Series...............................  2-23
        Theme Series.....................................  2-23
        Asia Series......................................  2-23
        Enhanced Index Series............................  2-23
    Advisory Fees........................................  2-23
    Financial Agent......................................  2-24
    Expenses.............................................  2-24
    Portfolio Transactions and Brokerage.................  2-24
    Performance History..................................  2-24
Shares of Beneficial Interest............................  2-25
Purchase of Shares.......................................  2-26
Net Asset Value..........................................  2-26
Redemption of Shares.....................................  2-26
Dividends and Distributions..............................  2-26
Taxes   .................................................  2-27
Custodian, Transfer Agent and
    Dividend Paying Agent................................  2-27
Other Information........................................  2-27


No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Advisers or the Distributor. This Prospectus does not constitute an offering in any state in which such offering may not be lawfully made.

                                       2-3

                                  FUND EXPENSES

    The following table illustrates all expenses and fees that a shareholder in each Series of the Fund will incur. Expenses borne by these separate accounts and by the owners of the contracts and policies are not reflected in the table. Please refer to the applicable Variable Contract prospectus for such charges. The expenses and fees set forth in the table are for the fiscal year ended December 31, 1996.

                        SHAREHOLDER TRANSACTION EXPENSES


                                                                      ALL SERIES
                                                                      ----------
Sales Load Imposed on Purchases.....................................     None
Sales Load Imposed on Reinvested Dividends..........................     None
Deferred Sales Load.................................................     None
Redemption Fees.....................................................     None
Exchange Fees.......................................................     None


                         ANNUAL FUND OPERATING EXPENSES

    (as a percentage of average net assets for the year ending Dec. 31, 1996)



                                                         ALLO-   MONEY                                                   ENHANCED
                                    GROWTH  MULTI-SECTOR CATION  MARKET INTERNATIONAL BALANCED REAL ESTATE THEME  ASIA     INDEX
                                    ------  ------------ ------  ------ ------------- -------- ----------- -----  ----     -----
Management Fees
    Investment Advisory Fees ......  .63%      .50%      .58%    .40%         .75%      .55%      .75%     .75%   1.00%    .45%
12b-1 Fees.........................  None      None      None    None         None      None      None     None    None    None
Other Operating Expenses
    (After Reimbursement)..........  .09%(1)   .15%(1)   .12%(1) .15%(1)     .29%(1)    .13%(1)   .25%(2)  .25%(3) .25%(4) .15%(1)
                                     ----      ----      ----    ----        ----       ----      ----     ----    ----    ----
     Total Fund Operating Expenses.  .72%      .65%      .70%    .55%       1.04%       .68%     1.00%     1.00%  1.25%    .60%


                                    EXAMPLE:

The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and
(2) redemption at the end of each time period. As noted above, the Fund charges no redemption fees of any kind.



                                              ALLO-   MONEY                                                    ENHANCED
                        GROWTH  MULTI-SECTOR CATION   MARKET INTERNATIONAL  BALANCED  REAL ESTATE  THEME   ASIA  INDEX
                        ------  ------------ ------   ------ -------------  --------  -----------  -----   ----  -----
1 Year..................  $ 7       $ 7        $ 7     $ 6        $ 11         $ 7       $ 10      $ 10    $ 13    $ 6
3 Years.................  $23       $21        $22     $18        $ 33         $22       $ 32      $ 32    $ 40    $19
5 Years.................  $40       $36        $39     $31        $ 57         $38       $ 55      $ 55    $ 69    N/A
10 Years................  $89       $81        $87     $69        $127         $85       $122      $122    $151    N/A



THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OR PERFORMANCE MAY BE GREATER OR LESS THAN THOSE SHOWN. THE PURPOSE OF THE TABLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR WILL BEAR DIRECTLY OR INDIRECTLY AT THE FUND LEVEL. SEE "THE FUND AND ITS MANAGEMENT."

(1) Phoenix Investment Counsel, Inc. ("PIC") has agreed to reimburse the Series (except the International) for the amount, if any, by which each Series' operating expenses other than the management fee for any fiscal year exceed .15% of the average net assets of the Series. PIC has agreed to reimburse the International Series for the amount, if any, by which the Series' operating expenses other than the management fee for any fiscal year exceed .40% of the average net assets of the Series. If these reimbursements had not been in place for the fiscal year ended December 31, 1996, total operating expenses for the Multi-Sector Series would have been approximately .67% of the average net assets of such Series. Without reimbursement, the total operating expenses are estimated to be approximately ___% of the average net assets of the Enhanced Index Series for the fiscal year ending December 31, 1997.

(2) Phoenix Realty Securities, Inc. and/or Phoenix and/or PHL Variable have agreed to reimburse the Real Estate Series' operating expenses for the amount, if any, by which such Series' operating expenses other than the management fees for any fiscal year exceed .25% of the average net assets of such Series. If this reimbursement had not been in place for the fiscal year ended December 31, 1996, total operating expenses for the Real Estate Series would have been approximately 1.43% of average net asset of such Series.

(3) Phoenix Investment Counsel, Inc. and/or Phoenix and/or PHL Variable have agreed to reimburse the Theme Series' operating expenses for the amount, if any, by which such Series' operating expenses other than the management fees for any fiscal year exceed .25% of the average net assets of such Series. If this reimbursement had not been in place for the fiscal year ending December 31, 1996, total operating expenses for the Theme Series would have been approximately 1.28% of the average net assets of such Series.

(4) Phoenix-Aberdeen International Advisors, LLC and/or Phoenix and/or PHL Variable have agreed to reimburse the Asia Series' operating expenses for the amount, if any, by which such Series' operating expenses other than the management fees for any fiscal year exceed .25% of the average net assets of such Series. If this reimbursement had not been in place for the fiscal year ending December 31, 1996, total operating expenses for the Asia Series would have been approximately 2.87% of the average net assets of such Series.

                                       2-4

                              FINANCIAL HIGHLIGHTS
                       SELECTED PER SHARE DATA AND RATIOS
            (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
      The following tables set forth certain financial information for the respective fiscal years of the Fund. The annual information has been extracted from the Fund's audited financial statements for the respective periods. The financial information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon is included in the Annual Report to Shareholders dated December 31, 1996, which is included in the Statement of Additional Information. The Statement of Additional Information and the Fund's most recent Annual Report (which contains a discussion of the Fund's performance) are available at no charge upon request.

                               MONEY MARKET SERIES

                                                                      YEAR ENDED DECEMBER 31,
                                                                      -----------------------

                               1996      1995       1994       1993       1992      1991       1990      1989       1988      1987
                               ----      ----       ----       ----       ----      ----       ----      ----       ----      ----
Net asset value,
  beginning of period...... $  10.00  $  10.00   $  10.00   $  10.00   $  10.00  $  10.00   $  10.00  $  10.00   $  10.00  $  10.00
Income from investment operations
  Net investment income....     0.50      0.56       0.38(1)   0.28(1)    0.35       0.58       0.79      0.88       0.72      0.63
                                ----      ----       ----      ----       ----       ----       ----      ----       ----      ----
    Total from investment
    operations.............     0.50      0.56       0.38      0.28       0.35       0.58       0.79      0.88       0.72      0.63
                                ----      ----       ----      ----       ----       ----       ----      ----       ----      ----
Less distributions:
  Dividends from net investment
  income...................    (0.50)    (0.56)     (0.38)    (0.28)      (0.35)    (0.58)     (0.79)    (0.88)     (0.72)    (0.63)
                               ------    ------     ------    ------      ------    ------     ------    ------     ------    ------
    Total distributions....    (0.50)    (0.56)     (0.38)    (0.28)      (0.35)    (0.58)     (0.79)    (0.88)     (0.72)    (0.63)
                               ------    ------     ------    ------      ------    ------     ------    ------     ------    ------
Change in net asset value..      -        -          -          -          -         -          -         -          -         -
                                ---      ---        ---        ---        ---       ---        ---       ---        ---       ---
Net asset value,
end of period.............. $  10.00  $  10.00   $  10.00   $  10.00   $  10.00  $  10.00   $  10.00  $  10.00   $  10.00  $  10.00
                            ========  ========   ========   ========   ========  ========   ========  ========   ========  ========
Total Return(2)............     4.98%     5.55%      3.77%      2.80%      3.50%     5.80%      7.90%     8.80%      7.20%     6.30%
Ratios/supplemental data:
  Net assets, end of period
  (thousands).............. $131,361  $102,943   $ 94,586   $ 72,946   $ 69,962  $ 51,692   $ 38,709  $ 28,808   $ 22,294  $ 10,749
Ratio to average net assets of:
  Operating expenses.......      .55%     0.53%(3)   0.55%      0.55%      0.50%     0.50%      0.50%     0.50%      0.50%     0.50%
  Net investment income....     4.89%     5.57%      3.85%      2.84%      3.49%     5.76%      7.87%     8.96%      7.24%     6.30%

(1) Includes reimbursement of operating expenses by investment adviser of $.003 and $0.01 per share, respectively.
(2) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for all periods shown.
(3) For the year ended December 31, 1995, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                                  GROWTH SERIES

                                                                      YEAR ENDED DECEMBER 31,
                                                                      -----------------------

                                 1996      1995      1994         1993      1992       1991      1990     1989     1988     1987
                                 ----      ----      ----         ----      ----       ----      ----     ----     ----     ----
Net asset value,
  beginning of period...... $    18.13  $  15.69  $  16.59     $  15.01  $  14.43  $   11.72  $  11.62 $   8.83 $   8.81 $   9.84
Income from investment operations
  Net investment income....       0.19      0.20      0.23(1,3)   0.16(3)    0.22(3)    0.39(3)   0.35(3)  0.27(3)  0.32(3)  0.19(3)
  Net realized and
  unrealized gain..........       2.10      4.60      0.02         2.77      1.25       4.64      0.10     2.88     0.02     0.45
                                  ----      ----      ----         ----      ----       ----      ----     ----     ----     ----
    Total from investment
    operations.............       2.29      4.80      0.25         2.93      1.47       5.03      0.45     3.15     0.34     0.64
                                  ----      ----      ----         ----      ----       ----      ----     ----     ----     ----
Less distributions:
  Dividends from net investment
  income...................      (0.18)    (0.17)    (0.23)       (0.15)    (0.23)     (0.37)    (0.35)   (0.27)   (0.32)   (0.21)
  Dividends from net realized
  gains....................      (1.35)    (2.19)    (0.92)       (1.20)    (0.66)     (1.95)      -      (0.09)     -      (1.46)
                                 ------    ------    ------       ------    ------     ------     ---     ------    ---     ------
    Total distributions....      (1.53)    (2.36)    (1.15)       (1.35)    (0.89)     (2.32)    (0.35)   (0.36)   (0.32)   (1.67)
                                 ------    ------    ------       ------    ------     ------    ------   ------   ------   ------
Change in net asset value..       0.76      2.44     (0.90)        1.58      0.58       2.71      0.10     2.79     0.02    (1.03)
                                  ----      ----     ------        ----      ----       ----      ----     ----     ----    ------
Net asset value,
end of period.............. $    18.89  $  18.13   $  15.69    $  16.59   $ 15.01   $  14.43  $  11.72 $  11.62 $   8.83 $   8.81
                            ==========  ========   ========    ========   =======   ========  ======== ======== ======== ========
Total Return(2)............      12.58%    30.85%     1.48%       19.69%    10.29%     43.83%     3.98%   36.06%    3.83%    7.05%
Ratios/supplemental data:
  Net assets, end of period
  (thousands).............. $1,235,395  $985,389  $616,221     $446,368   $245,565  $102,259  $ 40,061 $ 29,931 $ 18,051 $ 18,860
Ratio to average net assets of:
  Operating expenses.......       0.72%     0.75%(4)  0.80%        0.79%      0.50%     0.50%     0.50%    0.50%    0.50%    0.50%
  Net investment income....       1.03%     1.12%     1.38%        0.97%      1.66%     2.14%     3.19%    2.51%    3.64%    2.34%
Portfolio turnover rate....       1.67%      173%      185%         185%       214%      237%      272%     285%     326%     251%
Average commission
rate paid(5)............... $   0.0455       N/A        N/A          N/A        N/A        N/A       N/A      N/A      N/A      N/A

(1) Includes reimbursement of operating expenses by investment adviser of $.003 per share.
(2) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for all periods shown.
(3) Computed using average shares outstanding.
(4) For the year ended December 31, 1995, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                                       2-5

                        MULTI-SECTOR FIXED INCOME SERIES
                       (formerly known as the Bond Series)

                                                                      YEAR ENDED DECEMBER 31,
                                                                      -----------------------

                               1996       1995         1994      1993       1992     1991    1990      1989      1988      1987
                               ----       ----         ----      ----       ----     ----    ----      ----      ----      ----
Net asset value,
  beginning of period...... $  10.22   $   8.98    $   10.27    $ 9.58    $  9.33  $  8.48  $ 8.85  $   9.11  $   9.08  $  10.07
Income from investment operations
  Net investment income....     0.79(1)    0.83(1,3)    0.72(1,3) 0.66(1,3)  0.66(3)  0.74(3) 0.80(3)   0.99(3)   0.92(3)   1.06(3)
  Net realized and unrealized
  gain (loss)..............     0.43       1.22        (1.28)     0.84       0.25     0.85   (0.37)    (0.25)    (0.01)    (0.93)
                                ----       ----       ------      ----       ----     ----   ------    ------    ------    ------
    Total from investment
    operations.............     1.22       2.05       (0.56)      1.50       0.91     1.59    0.43      0.74      0.91      0.13
                                ----       ----       ------      ----       ----     ----    ----      ----      ----      ----
Less distributions:
  Dividends from net investment
  income...................    (0.78)     (0.81)      (0.73)     (0.66)     (0.66)   (0.74)  (0.80)    (1.00)    (0.88)    (1.12)
  Dividends from net realized
  gains....................    (0.32)       -           -        (0.15)       -        -       -         -         -         -
                               ------      ---         ---       ------      ---      ---     ---       ---       ---       ---
    Total distributions....    (1.10)     (0.81)      (0.73)     (0.81)     (0.66)   (0.74)  (0.80)    (1.00)    (0.88)    (1.12)
                               ------     ------      ------     ------     ------   ------  ------    ------    ------    ------
Change in net asset value..     0.12       1.24       (1.29)       0.69      0.25     0.85   (0.37)    (0.26)     0.03     (0.99)
                                ----       ----       ------       ----      ----     ----   ------    ------     ----     ------
Net asset value,
end of period.............. $  10.34   $  10.22    $   8.98     $ 10.27   $  9.58  $  9.33  $ 8.48  $   8.85   $  9.11  $   9.08
                            ========   ========    ========     =======   =======  =======  ======  ========   =======  ========
Total Return(2)............    12.42%     23.54%      (5.47%)     15.90%    10.03%   19.41%   5.14%     8.30%    10.36%     1.12%
Ratios/supplemental data:
  Net assets, end of period
  (thousands).............. $145,044   $109,046     $74,686     $79,393   $43,090  $21,957  $13,558 $ 13,947  $ 11,081  $  8,389
Ratio to average net assets of:
  Operating expenses......      0.65%      0.65%(4)    0.66%       0.65%     0.50%    0.50%    0.50%    0.50%     0.50%     0.50%
  Net investment income...      7.80%      8.55%       7.62%       6.71%     7.47%    8.65%    9.26%   10.99%    10.37%    10.90%
Portfolio turnover rate.....     191%       147%        181%        169%      166%     269%     318%     340%      262%       67%

(1) Includes reimbursement of operating expenses by investment adviser of $0.002, $.007, $.006 and $.005 per share, respectively.
(2) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for all periods shown.
(3) Computed using average shares outstanding.
(4) For the year ended December 31, 1995, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                           STRATEGIC ALLOCATION SERIES
                   (formerly known as the Total Return Series)

                                                                      YEAR ENDED DECEMBER 31,
                                                                      -----------------------

                               1996       1995        1994        1993     1992      1991      1990     1989     1988      1987
                               ----       ----        ----        ----     ----      ----      ----     ----     ----      ----
Net asset value,
  beginning of period...... $  13.63   $  12.68    $  13.71    $  12.86  $ 12.97  $  11.07  $  11.05  $  9.68  $  9.87  $   9.85
Income from investment operations
  Net investment income....     0.32       0.45        0.36(1,3)  0.23(3)    0.37(3)   0.42(3)   0.58(3)  0.51(3)  0.46(3)   0.34(3)
  Net realized and unrealized
  gain (loss)..............     0.91       1.84       (0.56)       1.17      0.99     2.76      0.02     1.38    (0.24)     0.91
                                ----       ----       ------       ----      ----     ----      ----     ----    ------     ----
    Total from investment
    operations.............     1.23       2.29       (0.20)       1.40      1.36     3.18      0.60     1.89     0.22      1.25
                                ----       ----       ------       ----      ----     ----      ----     ----     ----      ----
Less distributions:
  Dividends from net investment
  income...................    (0.31)     (0.45)      (0.37)      (0.23)    (0.37)   (0.42)    (0.58)    (0.52)  (0.41)    (0.40)
  Dividends from net realized
  gains....................    (0.90)     (0.89)      (0.46)      (0.32)    (1.10)   (0.86)      -         -       -       (0.83)
                               ------     ------      ------      ------    ------   ------     ---       ---     ---      ------
    Total distributions....    (1.21)     (1.34)      (0.83)      (0.55)    (1.47)   (1.28)    (0.58)    (0.52)  (0.41)    (1.23)
                               ------     ------      ------      ------    ------   ------    ------    ------  ------    ------
Change in net asset value..     0.02       0.95       (1.03)       0.85     (0.11)    1.90      0.02      1.37   (0.19)     0.02
                                ----       ----       ------       ----     ------    ----      ----      ----   ------     ----
Net asset value,
end of period.............. $  13.65   $  13.63    $  12.68    $  13.71  $  12.86 $  12.97  $  11.07  $  11.05 $  9.68  $   9.87
                            ========   ========    ========    ========  ======== ========  ========  ======== =======  ========
Total Return(2)............     9.05%     18.22%      (1.45%)     11.02%    10.67%   29.44%     5.62%    19.88%   2.33%    12.58%
Ratios/supplemental data:
  Net assets, end of period
  (thousands).............. $374,244   $353,838    $289,083    $256,011  $163,628 $ 98,415  $ 62,839  $ 57,901 $ 59,109 $ 68,099
Ratio to average net assets of:
  Operating expenses.......     0.70%      0.67%(4)    0.74%       0.74%     0.50%    0.50%     0.50%     0.50%    0.50%    0.50%
  Net investment income....     2.26%      3.28%       2.71%       1.82%     2.90%    3.48%     5.39%     4.73%    4.62%    3.67%
Portfolio turnover rate....      287%       170%        220%        269%      326%     255%      302%      302%     314%     359%
Average commission
rate paid(5)............... $ 0.0530        N/A         N/A         N/A       N/A      N/A       N/A       N/A      N/A      N/A

(1) Includes reimbursement of operating expenses by investment adviser of $0.001 per share.
(2) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for all periods shown.
(3) Computed using average shares outstanding.
(4) For the year ended December 31, 1995, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                                       2-6

                              INTERNATIONAL SERIES

                                                                                                                    FROM
                                                                                                                  INCEPTION
                                                                   YEAR ENDED DECEMBER 31,                        5/1/90 TO
                                                                   -----------------------
                                                 1996      1995        1994       1993        1992        1991    12/31/90
                                                 ----      ----        ----       ----        ----        ----    --------
Net asset value,
beginning of period.......................   $  12.70   $ 11.85    $  12.21   $    8.82    $  10.17     $  9.07    $  10.00
Income from investment operations
  Net investment income(4)................       0.11      0.12        0.08        0.07(2)     0.09        0.24(2)     0.07(2)
  Net realized and unrealized gain (loss).       2.25      1.02       (0.07)       3.32       (1.40)       1.53       (0.88)
                                                 ----      ----       ------       ----       ------       ----       ------
    Total from investment operations......       2.36      1.14        0.01        3.39       (1.31)       1.77       (0.81)
                                                 ----      ----        ----        ----       ------       ----       ------
Less distributions:
  Dividends from net investment income....      (0.19)    (0.04)      (0.03)        -         (0.04)      (0.24)      (0.07)
  Dividends from net realized gains.......      (0.33)    (0.25)      (0.34)        -           -         (0.41)        -
  Distributions from paid in capital......        -         -           -           -           -         (0.02)      (0.05)
  In excess of net investment income......      (0.02)      -           -           -           -           -           -
                                                ------     ---         ---         ---         ---         ---         ---
    Total distributions...................      (0.54)    (0.29)      (0.37)        -         (0.04)      (0.67)      (0.12)
                                                ------    ------      ------       ---        ------      ------      ------
Change in net asset value.................       1.82       0.85      (0.36)       3.39       (1.35)       1.10       (0.93)
                                                -----      -----      ------       ----       ------       ----       ------
Net asset value, end of period............   $  14.52   $  12.70   $  11.85   $   12.21    $   8.82     $ 10.17    $   9.07
                                             ========   ========   ========   =========    ========     =======    ========
Total Return(3)...........................      18.65%      9.59%      0.03%      38.44%     (12.89%)     19.78%      (8.10%)
Ratios/supplemental data:
  Net assets, end of period (thousands)...   $172,668   $134,455   $134,627   $  61,242    $ 13,772     $  6,119   $  2,010
Ratio to average net assets of:
  Operating expenses......................       1.04%      1.07%      1.10%       1.15%       1.50%        1.50%      1.50%(1)
  Net investment income...................       0.80%      0.95%      0.64%       0.49%       1.13%        2.44%      1.82%(1)
Portfolio turnover rate...................        142%       249%       172%        193%         74%         104%        48%(1)
Average commission rate paid(5)...........   $ 0.0213        N/A        N/A         N/A         N/A          N/A        N/A

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.05, $0.02 and $0.07, respectively.
(3) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for all periods shown.
(4) Computed using average shares outstanding.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.


                                 BALANCED SERIES

                                                                                                                          FROM
                                                                                                                        INCEPTION
                                                                                  YEAR ENDED DECEMBER 31,               5/1/92 TO
                                                                          1996      1995         1994         1993      12/31/92
                                                                          ----      ----         ----         ----      --------
Net asset value, beginning of period...............................   $   12.30 $   10.53     $  11.31     $  10.77     $  10.00
Income from investment operations
    Net investment income..........................................       0.36       0.40(4)      0.38(2,4)    0.32(2,4)    0.19(4)
    Net realized and unrealized gain (loss)........................       0.89       2.02        (0.70)        0.60         0.77
                                                                          ----       ----        ------        ----         ----
       Total from investment operations............................       1.25       2.42        (0.32)        0.92         0.96
                                                                          ----       ----        ------        ----         ----
Less distributions:
    Dividends from net investment income...........................      (0.35)     (0.40)       (0.36)       (0.32)       (0.19)
    Dividends from net realized gains..............................      (1.14)     (0.25)       (0.10)       (0.06)         -
                                                                         ------     ------       ------       ------        ---
        Total distributions........................................      (1.49)     (0.65)       (0.46)       (0.38)       (0.19)
                                                                         ------     ------       ------       ------       ------
Change in net asset value..........................................      (0.24)      1.77        (0.78)        0.54         0.77
                                                                         ------     ------       ------        ----         ----
Net asset value, end of period.....................................   $  12.06   $  12.30     $  10.53     $  11.31     $  10.77
                                                                      ========   ========     ========     ========     ========
Total Return(3)....................................................      10.56%     23.28%       (2.80%)       8.57%        9.72%(7)
Ratios/supplemental data:
    Net assets, end of period (thousands)..........................   $204,285   $193,302     $161,105     $158,144     $ 54,467
Ratio to average net assets of:
    Operating expenses.............................................       0.68%      0.65%(5)     0.69%        0.70%        0.50%(1)
    Net investment income..........................................       2.93%      3.44%        3.44%        3.16%        3.59%(1)
Portfolio turnover rate............................................        229%       223%         171%         161%         110%(1)
Average commission rate paid(6)....................................   $ 0.0641        N/A          N/A          N/A          N/A

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.001 and $0.001 per share, respectively.
(3) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for all periods shown.
(4) Computed using average shares outstanding.
(5) For the year ended December 31, 1995, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.
(7) Not annualized.

                                       2-7

                       REAL ESTATE SECURITIES SERIES

                                                                                                    FROM
                                                                                    YEAR          INCEPTION
                                                                                    ENDED         5/1/95 TO
                                                                                   12/31/96       12/31/95
                                                                                   --------       --------
Net asset value, beginning of period............................................   $   11.33      $  10.00
Income from investment operations
    Net investment income.......................................................        0.50(2)       0.33(2)
    Net realized and unrealized gain............................................        3.14          1.42
                                                                                        ----          ----
        Total from investment operations........................................        3.64          1.75
                                                                                        ----          ----
Less distributions:
    Dividends from net investment income........................................       (0.50)        (0.33)
    Dividends from net realized gains...........................................       (0.15)        (0.06)
    Tax return of capital.......................................................         -           (0.03)
                                                                                        ---          ------
        Total distributions.....................................................       (0.65)        (0.42)
                                                                                      ------         ------
Change in net asset value.......................................................        2.99          1.33
                                                                                        ----          ----
Net asset value, end of period..................................................   $   14.32      $  11.33
                                                                                   =========      ========
Total Return(4).................................................................       33.09%        17.79%(3)
Ratios/supplemental data:
    Net assets, end of period (thousands).......................................   $  22,710      $  8,473
Ratio to average net assets of:
    Operating expenses..........................................................        1.00%         1.00%(1)
    Net investment income.......................................................        4.36%         4.80%(1)
Portfolio turnover rate.........................................................          21%           10%(3)
Average commission rate paid(5).................................................   $  0.0468           N/A

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.05 and $0.07 per share, respectively.
(3) Not annualized.
(4) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for the period shown.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.


                             STRATEGIC THEME SERIES


                                                                                                    FROM
                                                                                                  INCEPTION
                                                                                                  1/29/96 TO
                                                                                                  12/31/96
                                                                                                  --------
Net asset value, beginning of period...........................................................   $  10.00
Income from investment operations
    Net investment income......................................................................       0.04(2)
    Net realized and unrealized gain...........................................................       0.99
                                                                                                      ----
        Total from investment operations.......................................................       1.03
                                                                                                      ----
Less distributions:
    Dividends from net investment income.......................................................      (0.04)
    Tax return of capital......................................................................      (0.01)
                                                                                                     ------
        Total distributions....................................................................      (0.05)
                                                                                                     ------
Change in net asset value......................................................................       0.98
                                                                                                      ----
Net asset value, end of period.................................................................   $  10.98
                                                                                                  ========
Total Return(4)................................................................................      10.33%(3)
Ratios/supplemental data:
    Net assets, end of period (thousands)......................................................   $ 25,972
Ratio to average net assets of:
    Operating expenses.........................................................................       1.00%(1)
    Net investment income......................................................................       0.64%(1)
Portfolio turnover rate........................................................................        391%(3)
Average commission rate paid(5)................................................................   $ 0.0587

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.02 per share.
(3) Not annualized.
(4) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for the period shown.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                                       2-8

                            ABERDEEN NEW ASIA SERIES

                                                                                                    FROM
                                                                                                  INCEPTION
                                                                                                  9/17/96 TO
                                                                                                  12/31/96
                                                                                                  --------
Net asset value, beginning of period...........................................................   $   10.00
Income from investment operations
    Net investment income......................................................................        0.05(2)
    Net realized and unrealized gain (loss)....................................................       (0.04)
                                                                                                      ------
        Total from investment operations.......................................................        0.01
                                                                                                       ----
Less distributions:
    Dividends from net investment income.......................................................       (0.05)
                                                                                                      ------
        Total distributions....................................................................       (0.05)
                                                                                                      ------
Change in net asset value......................................................................       (0.04)
                                                                                                      ------
Net asset value, end of period.................................................................   $    9.96
                                                                                                  =========
Total Return(4)................................................................................        0.16%(3)
Ratios/supplemental data:
    Net assets, end of period (thousands)......................................................   $  11,585
Ratio to average net assets of:
    Operating expenses.........................................................................        1.25%(1)
    Net investment income......................................................................        2.40%(1)
Portfolio turnover rate........................................................................           2%(3)
Average commission rate paid(5)................................................................    $ 0.0109

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.03 per share.
(3) Not annualized.
(4) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for the period shown.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.



                         RESEARCH ENHANCED INDEX SERIES

       This Series commenced operations as of July 28, 1997; accordingly, data for this Series is not yet available.


                                       2-9

INTRODUCTION
--------------------------------------------------------------------------------
    This Prospectus describes the shares offered by and the operations of The Phoenix Edge Series Fund (the "Fund"). The Fund is an open-end management investment company established as a business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated February 18, 1986 (the "Declaration of Trust"). The Declaration of Trust, as amended authorizes the assets and shares of the Fund to be divided into series (the "Series"). Each Series has a different investment objective, as described on the cover page of this Prospectus, and is designed to meet different investment needs. In many respects, each Series operates as if it were a separate mutual fund.

    Shares of the Fund are sold to the Phoenix Home Life Variable Accumulation Account (the "VA Account") to fund the benefits under Variable Accumulation Annuity Contracts ("Contracts") issued by Phoenix; to the Phoenix Home Life Variable Universal Life Account (the "VUL Account") to fund the benefits under Variable Universal Life Insurance Policies ("Policies") also issued by Phoenix; to the PHL Variable Accumulation Account ("PHL VA Account") to fund benefits under Contracts issued by PHL Variable; and to the Phoenix Life and Annuity Variable Universal Life Account (the "PLAC Account") to fund benefits under Policies issued by PLAC. The VA Account, PHL VA Account, VUL Account and PLAC VUL Account (collectively the "Accounts") invest in shares of the Fund in accordance with allocation instructions received from Contract Owners and Policyowners. Such allocation rights are further described in the accompanying Prospectus for the Contracts or Policies. Phoenix redeems shares to the extent necessary to provide benefits under the Contracts and Policies. Phoenix may establish other separate accounts which may purchase shares in the Fund.

    When making allocations from time to time, a Contract Owner or Policyowner should understand that investment return will affect benefits and the value of the Contract or Policy. The accompanying Prospectus for the respective Accounts contains a description of the relationship between increases or decreases in the net asset value of Fund shares and any distributions on such shares, and the benefits provided under the Contract or Policy.

    The Trustees have authority to issue an unlimited number of shares of beneficial interest of each Series. An interest in the Fund is limited to the assets of the Series in which shares are held, and shareholders are entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of such Series.

PHOENIX, PHL VARIABLE AND PLAC
    Shares of the Fund are currently sold to the Accounts as the investment base for Variable Accumulation Annuity Contracts and Variable Universal Life Insurance Policies issued by Phoenix, PHL Variable and PLAC. Phoenix is a mutual life insurance company whose Executive Office is at One American Row, Hartford, Connecticut 06102-5056, and its main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Its New York principal office is at 99 Troy Road, East Greenbush, New York 12061. Phoenix is the nation's 14th largest mutual life insurance company and has total assets of approximately $15.5 billion. Phoenix sells insurance policies and annuity contracts through its own field force of full time agents and through brokers. Its operations are conducted in all 50 states, the District of Columbia, Canada and Puerto Rico.

    PHL Variable is a wholly-owned indirect subsidiary of Phoenix. Its Executive Office is at One American Row, Hartford, Connecticut 06102-5056 and its main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. PHL Variable is a Connecticut stock company. On December 31, 1996, it had assets of $189.5 million.


    PLAC is an indirect wholly-owned subsidiary of Phoenix. Its Executive Office is at One American Row, Hartford, Connecticut 06102-5056, and its main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. PLAC is a Connecticut stock company originally chartered in Missouri in March 1996 as Savers Life Insurance Company of America and redomiciled to Connecticut in April 1997. On December 31, 1996, it had admitted assets of $11.5 million.

    The interests and rights of a Contract Owner or Policyowner in the shares is subject to the terms of the Contract or Policy and is described in the accompanying Prospectus for that particular product. The rights of the Accounts as shareholders should be distinguished from the rights of Contract Owners and Policyowners described in the accompanying Prospectus and in the Contract or Policy for that particular product. As long as shares of the Fund are sold only to the Accounts, the terms "shareholder" or "shareholders" in this Prospectus refer to the Accounts.


THE INVESTMENT ADVISERS

    The investment adviser of the Money Market, Multi-Sector, Balanced, Allocation, Growth, International, Enhanced Index and Theme Series is Phoenix Investment Counsel ("PIC" or "Adviser"). PIC is an indirect, less than wholly-owned subsidiary of Phoenix. For its services, PIC is paid an investment advisory fee based on the assets of each Series of the Fund as follows:


                        PHOENIX INVESTMENT COUNSEL, INC.
                        --------------------------------


                                                     Rate for
                  Rate for First  Rate for Next    Excess Over
SERIES             $250,000,000    $250,000,000    $500,000,000
------             ------------    ------------    ------------
Money Market.....      .40%            .35%            .30%
Multi-Sector.....      .50%            .45%            .40%
Balanced.........      .55%            .50%            .45%
Allocation.......      .60%            .55%            .50%
Growth...........      .70%            .65%            .60%
International....      .75%            .70%            .65%
Theme............      .75%            .70%            .65%
Enhanced Index...      .45%            .45%            .45%


    The total advisory fee of 0.75% of the aggregate net assets of the International and Theme Series is greater than that paid by most mutual funds; however, the Board of Trustees of the Fund has determined that it is similar to fees charged by other mutual funds whose investment objectives are similar to those of the International and Theme Series. Each Series (except the International, Real Estate, Theme and Asia Series) pays a portion or all of its other operating expenses, up to .15% of its average net assets. The International and

                                      2-10

Theme Series pay other operating expenses up to .40% and .25% of their average net assets, respectively.


    Pursuant to a subadvisory agreement with the Fund, PIC delegates certain investment decisions and research functions with respect to the Enhanced Index Series to J.P. Morgan Investment Management, Inc. ("J.P. Morgan" or "Subadviser") for which it is paid a fee by PIC. In accordance with the subadvisory agreement between the Fund and J.P. Morgan, J.P. Morgan is paid a monthly fee at the annual rate of 0.25% of the average aggregate daily net asset values of the Enhanced Index Series up to $100 million; and 0.20% of such value in excess of $100 million. The subadvisory agreement relating to the Enhanced Index Series provides, among other things, that J.P. Morgan shall effectuate the purchase and sale of securities for the Series and provide related advisory services.


    The investment adviser for the Real Estate Series is Phoenix Realty Securities, Inc. ("PRS" or "Adviser"). PRS is a wholly-owned indirect subsidiary of Phoenix. For its services, PRS is paid an investment advisory fee based on the assets of the Series of the Fund as follows:

                         PHOENIX REALTY SECURITIES, INC.
                         -------------------------------

                                                     Rate for
                  Rate for First  Rate for Next    Excess Over
SERIES            $1,000,000,000  $1,000,000,000  $2,000,000,000
------            --------------  --------------  --------------
Real Estate......      .75%            .70%            .65%

    The Real Estate Series pays a portion or all of its other expenses up to .25% of its total net assets. Pursuant to a subadvisory agreement with the Fund,
PRS delegates certain investment decisions and research functions to ABKB/LaSalle Securities Limited Partnership ("ABKB") for which ABKB is paid a fee by PRS. In accordance with the subadvisory agreement between the Fund and ABKB, ABKB is paid a monthly fee at the annual rate of 0.45% of the average aggregate daily net asset values of the Series up to $1 billion; 0.35% of such value between $1 billion and $2 billion; and 0.30% of such value in excess of $2 billion. The subadvisory agreement relating to the Real Estate Series provides, among other things, that ABKB shall effectuate the purchase and sale of securities for the Series and provide related advisory services.

    The Asia Series is managed by Phoenix-Aberdeen International Advisors, LLC ("PAIA" or "Adviser"). PAIA is a joint venture between PM Holdings, Inc., a direct subsidiary of Phoenix, and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management plc. For its services, PAIA is paid an investment advisory fee based on the assets of the Series of the Fund as follows:

                  PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
                  --------------------------------------------

SERIES
------
Asia Series......      1.00%

    The Asia Series pays a portion or all of its other operating expenses up to .25% of its total net assets.

OFFERING PRICES
    Shares in each of the Series of the Fund are offered to the Accounts continuously at the net asset value determined at the close of business on the day the application is accepted and paperwork is complete and in good working order. For information on pricing for initial and subsequent purchase payments under Contracts or Policies, see the accompanying prospectus.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
    To the extent that shares are sold to the Accounts in order to fund the benefits under the Contracts or Policies, the structure of the Fund permits Contract Owners and Policyowners, within the limitations described in the Contracts or Policies, to allocate their investments in response to or in anticipation of changes in market or economic conditions.

    Each Series has a different investment objective and is designed to meet different investment needs. The differences in objectives and policies among the Series can be expected to affect the investment return of each Series and the degree of market and financial risk to which each Series is subject. The investment objective of each Series is deemed to be a fundamental policy which may not be changed without the approval of a vote of a majority of the outstanding shares of that Series. Since certain risks are inherent in the ownership of any security, there can be no assurance that any Series will achieve its investment objective. The investment policies of each Series also will affect the rate of portfolio turnover. A high rate of portfolio turnover generally involves correspondingly greater transaction costs, which must be borne directly by each Series. The portfolio turnover rate for each Series, except the Money Market Series (which does not normally pay brokerage commissions), is included under "Financial Highlights." The rate for several Series has been, and is expected to be, in excess of 100%; accordingly, such Series will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. (See "Portfolio Transactions and Brokerage.")

MULTI-SECTOR SERIES
    The Multi-Sector Series' investment objective is to seek long-term total return by investing in a diversified portfolio of high yield (high risk) and high quality fixed income securities. Distributions of income are reinvested to purchase additional shares. The Series will seek to achieve its objective by investing, under normal conditions, at least 80% of the value of the total assets of the Series in the following sectors of the fixed income securities markets: high yield (high risk) fixed income securities, (sometimes referred to as "junk bonds"), high quality fixed income securities, fixed income securities including preferred stocks, convertible securities, debt obligations, foreign debt obligations, certificates of deposit, commercial paper, bankers' acceptances, and government obligations issued or guaranteed by federal, state or municipal governments or their agencies or instrumentalities. The Series' remaining assets may be invested in common stock and other equity securities when such investments are consistent with its primary investment objective or are acquired as part of a unit consisting of a combination of fixed income securities and equity securities (see "Other Special Investment Methods").

    Higher yields are available ordinarily from securities in the lower rated categories of recognized rating agencies (Ba to Ca by Moody's Investors Service, Inc. ("Moody's") or BB to CC by Standard & Poor's Corporation ("S&P")) and from unrated securities of comparable quality. However, the Multi-Sector Series will not invest in securities in the two lowest rating categories (Ca and C for Moody's and CC and

                                      2-11

C for S&P) unless PIC believes that the financial condition of the issuer, or the protections afforded to the particular securities, is stronger than otherwise would be indicated by the low ratings. When the investment objective of this Series can be met by investing in securities in higher rating categories, such investments will be made. Moreover, the Series may retain securities whose ratings have changed. The Appendix contains a more detailed description of such ratings.

    When a more conservative investment strategy is necessary for temporary defensive purposes, the Series may retain cash or invest part or all of its assets in cash equivalents or in other fixed income securities deemed by management to be consistent with a temporary defensive posture.

    Risk Factors. While the Multi-Sector Series' management will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions, the market prices of lower rated securities generally fluctuate more than those of higher rated securities, and using credit ratings helps to evaluate the safety of principal and interest but does not assess market risk. Economic downturns and interest rate increases may cause a higher incidence of lower-rated securities' defaults. Such fluctuations in the market value of portfolio securities subsequent to their acquisition by the Multi-Sector Series will not normally affect cash income from such securities but will be reflected in the Series' net asset value. Additionally, with lower rated securities there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly leveraged issuer, may affect its ability to make payments of income and principal. Also, because the Series intends to invest primarily in securities in the lower rating categories, the achievement of its goals will be more dependent on management's credit analysis ability than would be the case if the Series were investing in securities in the higher rated categories. Lower-rated securities may be thinly traded and therefore harder to value and more susceptible to adverse publicity concerning the issuer. In addition, legislation may be enacted in the future that could depress the price of lower-rated securities.

    The Multi-Sector Series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity or until maturity ("deferred coupon" or "zero coupon" obligations). The value of these obligations may fluctuate more in response to interest rate changes than would the value of debt obligations that make current interest payments. In addition, because the Series will accrue income on these securities prior to the receipt of each payment, it may have to dispose of portfolio securities to distribute income to the Accounts for tax purposes. (See the Statement of Additional Information.)

MONEY MARKET SERIES
    The investment objective of the Money Market Series is to provide maximum current income consistent with capital preservation and liquidity. The Series seeks to achieve its objective by investing in a managed portfolio of the following high quality money market instruments:

    (a) obligations issued or guaranteed as to principal and interest by the United States Government or its agencies, authorities or instrumentalities;

    (b) obligations issued by U.S. banks and savings and loan associations (such as bankers' acceptances, certificates of deposit and time deposits, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks) and dollar-denominated obligations unconditionally guaranteed as to payment by such banks or savings and loan associations, which at the date of investment have capital, surplus, and undivided profits in excess of $100,000,000 as of the date of their most recently published financial statements; and obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation;

    (c) commercial paper which at the date of investment is issued or guaranteed by a company whose commercial paper is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc., or F-1 by Fitch's Investors Service or, if not rated, is issued or guaranteed by a company which at the date of the investment has an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's;

    (d) other corporate obligations maturing in one year or less which at the date of investment are rated AA or higher by Standard & Poor's or Aa or higher by Moody's; and

    (e) repurchase agreements with recognized securities dealers and member banks of the Federal Reserve System with respect to any of the foregoing obligations.

    All of the Money Market Series investments will mature in 397 days or less. In addition, the average maturity of the Series' portfolio securities based on their dollar value will not exceed 90 days. By limiting the maturity of its investments, the Money Market Series seeks to lessen the changes in the value of its assets caused by market factors.

    Generally, investments will be limited to securities rated in the two highest short-term rating categories by at least two nationally recognized statistical rating organizations, or by one such organization if only one has rated the security, and comparable unrated securities. In addition, no more than 5% of the Series' total assets will be invested in securities of any one issuer or in securities not rated in the highest short-term rating category. Moreover, no more than the greater of 1% of the Series' total assets or $1 million will be invested in the securities of any one issuer that are not in the highest short-term rating category.

    This Series, consistent with its investment objective, will attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. It is expected that the Series' portfolio transactions will be generally with issuers or dealers acting as principal. Accordingly, this Series will normally not pay any brokerage commissions.

    The value of the securities in the Money Market Series' portfolio can be expected to vary inversely to changes in prevailing interest rates, with the amount of such variation depending primarily on the

                                      2-12
period of time remaining to maturity of the security. Long-term obligations may fluctuate more in value than short-term obligations. If interest rates increase after a security is purchased, the security, if sold, could be sold for a loss. On the other hand, if interest rates decline after a purchase, the security, if sold, could be sold at a profit. If, however, the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations, although the day-to-day valuation of the portfolio could fluctuate. Substantial withdrawals of the amounts held in the Money Market Series could require it to sell portfolio securities at a time when a sale might not be favorable. The value of a portfolio security also may be affected by other factors, including factors bearing on the creditworthiness of its issuer.

GROWTH SERIES
    The investment objective of the Growth Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Series seeks to achieve its investment objective by investing principally in common stocks of corporations believed by PIC to offer growth potential over both the intermediate and the long term. In pursuing capital growth, emphasis is placed on the selection of securities of well-established corporations with aggressive and experienced managements. This Series may invest not more than 20% of the market value of its total assets in convertible securities, that is, debt securities and preferred stocks which are convertible into, or carry the right to purchase, common stock or other equity securities. It is not intended at this time that this Series will invest in warrants.

    Although the Growth Series will not make a practice of short-term trading, purchases and sales of securities will be made whenever necessary to achieve the investment objective of the Series without regard to the resulting brokerage costs.

    PIC intends to diversify investments of the Series among a number of corporations without concentration in any particular industry. When, in the opinion of the Fund management, a temporary defensive position is warranted, the Series may maintain part or all of its assets in cash or short-term investments such as United States Treasury bills and commercial paper; it may also invest in preferred stocks, nonconvertible bonds, notes, government securities or other fixed-income securities for temporary defensive purposes.

ALLOCATION SERIES
    The investment objective of the Allocation Series (formerly designated the "Total Return Series") is to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk. The Series seeks to achieve its investment objective by investing in three market segments: stocks, bonds, and money market instruments. In addition to trading techniques described fully in the Statement of Additional Information, the Series has retained the flexibility to write (sell) covered call options, to purchase call and put options and to enter into financial futures contracts.

    The Allocation Series will adjust the mix of investments among the three market segments to capitalize on perceived variations in return potential produced by the interaction of changing financial markets and economic conditions. It is expected that such adjustments normally will be made in a gradual manner over a period of time. THERE ARE NO MINIMUM OR MAXIMUM PERCENTAGES AS TO THE AMOUNT OF THE SERIES' ASSETS WHICH MAY BE INVESTED IN EACH OF THE MARKET SEGMENTS. MAJOR CHANGES IN INVESTMENT MIX MAY OCCUR SEVERAL TIMES A YEAR OR OVER SEVERAL YEARS, DEPENDING UPON MARKET AND ECONOMIC CONDITIONS AND EXCEPT FOR RESTRICTIONS NOTED HEREIN AND UNDER "INVESTMENT RESTRICTIONS," THE INVESTMENT ADVISER HAS COMPLETE FLEXIBILITY IN DETERMINING THE AMOUNT AND NATURE OF COMMON STOCK, DEBT OR MONEY MARKET INSTRUMENTS IN WHICH THE SERIES MAY INVEST.

    Investments in one of the three market segments will be made with a specific purpose in mind. Investments in the stock segment will be for the purpose of attempting to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Investments in the bond segment will be for the purpose of attempting to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital values and may include investments of up to 5% of the Series' total assets in high risk fixed income securities (commonly referred to as "junk bonds"). Investments in the money market segment will be for the purpose of attempting to achieve high current income, the preservation of capital, and liquidity. The types of securities in each of these three market segments in which the Allocation Series will invest are listed in the Statement of Additional Information.

    Cash may be held to provide for expenses and anticipated redemption payments and so that orderly redemption payments may be carried out in accordance with the Allocation Series' investment policies.

    See Multi-Sector Series and Money Market Series for a description of risks generally associated with investing in the Allocation Series.

INTERNATIONAL SERIES
    The International Series seeks as its investment objective a high total return consistent with reasonable risk. It intends to achieve its objective by investing primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions (see "Other Special Investment Methods"). Investments may be made for capital growth or for income or any combination thereof for the purpose of achieving a high overall return.

    There is no limitation on the percentage or amount of the International Series assets which may be invested for capital growth or income, and therefore at any particular time the investment emphasis may be placed solely or primarily on growth of capital or on income. In determining whether the International Series will be invested for capital growth or income, the Adviser will analyze the international equity and fixed income markets and seek to assess the degree of risk and level of return that can be expected from each market. The International Series will invest primarily in non-United States issuers, and under normal circumstances, more than 80% of the International Series' total assets will be invested in non-United States issuers located in not less than three foreign countries.

    In pursuing its objective, the International Series will invest primarily in common stocks of established non-United States companies believed to have potential for capital growth, income or both. However, there is no requirement that the International Series

                                      2-13
invest exclusively in common stocks or other equity securities. The International Series may invest in other types of securities including, but not limited to, convertible securities, preferred stocks, bonds, notes and other debt securities of companies (including Euro-currency instruments and securities) or obligations of domestic or foreign governments and their political subdivisions, and in foreign currency transactions. The Series may invest up to 10% of its total assets in bonds (sometimes referred to as "junk bonds") considered to be less than investment grade (but which are not in default at the time of investment), which may subject the Series to risks attendant to such bonds (see "Risk Factors" below). When the Adviser believes that the total return potential in debt securities equals or exceeds the potential return on equity securities, the Series may substantially increase its holdings in debt securities. The International Series may establish and maintain part or all of its assets in reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The International Series reserves may be invested in domestic as well as foreign short-term money market instruments including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. The International Series may also engage in certain options transactions, and enter into futures contracts and related options for hedging purposes, invest in repurchase agreements and lend portfolio securities (see "Other Special Investment Methods").

    The International Series also may invest in the securities of other investment companies subject to the limitations contained in the 1940 Act (see "Investment Restrictions" in the Statement of Additional Information). In certain countries, investments may be made only by investing in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. The Fund's purchase of securities of such other investment companies may result in the layering of expenses such that shareholders indirectly bear a proportionate part of the expenses for such investment companies including operating costs and investment advisory and administrative fees.

    The International Series makes investments in various countries. Under normal circumstances, business activities in a number of different foreign countries will be represented in the International Series' investments. The International Series may, from time to time, have more than 25% of its assets invested in any major industrial or developed country which in the view of the Adviser poses no unique investment risk. The International Series may purchase securities of companies, wherever organized, which have their principal activities and interests outside the United States. Under exceptional economic or market conditions abroad, the International Series may, for temporary defensive purposes, invest all or a major portion of its assets in U.S. government obligations or securities of companies incorporated in and having their principal activities in the United States. The International Series also may invest its reserves in domestic short-term money-market instruments as described above.

    In determining the appropriate distribution of investments among various countries and geographic regions, the Adviser ordinarily will consider the following factors: prospects for relative economic growth among foreign countries; expected levels of inflation; relative price levels of the various capital markets; government policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to the international investor.

    The International Series may make investments in developing countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. A developing country can be considered to be a country which is in the initial stages of its industrialization cycle. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Adviser believes that these characteristics can be expected to continue in the future.

    Generally, the Series will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

    Risk Factors. There are substantial and different risks involved which should be carefully considered by any investor considering foreign investments. For example, there is generally less publicly available information about foreign companies than is available about companies in the United States. Foreign companies are generally not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States. In addition, if it should become necessary, the Fund could encounter difficulties involving legal processes abroad.

    Foreign securities involve currency risks. Exchange rates are determined by forces of supply and demand in the foreign exchange markets, and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Portfolio's net asset value and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long term. The U.S. dollar value of a foreign security tends to decrease when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. Fluctuations in exchange rates also may affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

    Foreign stock markets are generally not as developed or efficient as those in the United States. In most foreign markets, volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States.

    There also is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect

                                      2-14
investments, assets or securities transactions of the International Series in some foreign countries. The International Series is not aware of any investment or exchange control regulations which might substantially impair the operations of the Series as described, although this could change at any time.

    Particular risks are posed by investments in third world countries or so-called "emerging markets." These securities may be especially volatile based on relative economic, political and market conditions present in these countries. The economics of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Certain emerging market countries are either comparatively undeveloped or are in the process of becoming developed and may consequently be economically based on a relatively few or closely interdependent industries. A high proportion of the shares of many emerging market issuers also may be held by a limited number of large investors trading significant blocks of securities. While the Adviser will strive to be sensitive to publicized reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of a Portfolio's investments in such countries and the availability of additional investments in such countries.

    For many foreign securities, there are U.S. dollar-denominated American Depository Receipts ("ADRs"), which are traded in the United States on exchanges or over the counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the International Series can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The International Series also may invest in European Depository Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

    The dividends and interest payable on certain of the International Series' foreign securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the International Series' shareholders. Investors should understand that the expense ratio of the International Series can be expected to be higher than those of investment companies investing in domestic securities since the costs of operation are higher.

    Since the International Series may invest up to 10% of its total assets in bonds considered to be less than investment grade, it may be exposed to greater risks than if it did not invest in such bonds. With lower rated bonds, there is a greater possibility that an adverse change in the financial condition of the issuer may affect its ability to pay principal and interest. See "Risk Factors" described in connection with the Multi-Sector Series for additional information regarding investing in lower rated securities.

BALANCED SERIES
    The Balanced Series seeks as its investment objectives reasonable income, long-term capital growth and conservation of capital. The Balanced Series intends to invest based on combined considerations of risk, income, capital enhancement and protection of capital value.

    The Balanced Series may invest in any type or class of security. Normally, the Balanced Series will invest in common stocks and fixed income securities; however, it also may invest in securities convertible into common stocks. At least 25% of the value of its assets will be invested in fixed income senior securities. The overall economic and financial outlook determines the allocation of assets between fixed income and common stock investments. Fixed income investments are typically made in high quality, lower risk securities. Common stock investments are made in companies with intermediate and long-term earnings growth potential such as are invested in by the Growth Series. The Series attempts to invest in common stocks belonging to fundamentally attractive sectors and industries and strives to be overweighted in these areas relative to their representation in broad market indices such as the Standard & Poor's 500. The current outlook and the asset allocation are continuously reviewed.

    The Series may also engage in certain options transactions and enter into financial futures contracts and related options for hedging purposes and may invest in deferred or zero coupon debt obligations. (See "Other Special Investment Methods" and the Statement of Additional Information.)

    In implementing the investment objectives of this Series, management will select securities believed to have potential for the production of current income, with emphasis on securities that also have potential for capital enhancement. In an effort to protect its assets against major market declines, or for other temporary defensive purposes, the Balanced Series may actively pursue a policy of retaining cash or investing part or all of its assets in cash equivalents, such as government securities and high grade commercial paper.

REAL ESTATE SERIES
    The Real Estate Series seeks as its investment objective capital appreciation and income with approximately equal emphasis. It intends under normal circumstances to invest in marketable securities of publicly traded real estate investment trusts ("REITs") and companies that are principally engaged in the real estate industry. Under normal circumstances, the Series intends to invest at least 75% of the value of its assets in these securities.

    REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of

                                      2-15
their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. The Series intends to emphasize investment in equity REITs.

    In determining whether an issuer is "principally engaged" in the real estate industry, PRS seeks companies which derive at least 50% of their gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate. The equity securities of real estate companies considered for purchase by the Series will consist of shares of beneficial interest, marketable common stock, rights or warrants to purchase common stock, and securities with common stock characteristics such as preferred stock and debt securities convertible into common stock.

    The Real Estate Series also may invest up to 25% of its total assets in (a) marketable debt securities of companies principally engaged in the real estate industry; (b) mortgage-backed securities such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"); or (c) short-term investments listed below.

    The Real Estate Series invests in debt securities only if, at the date of investment, they are rated within the four highest grades as determined by Moody's (Aaa, Aa, A or Baa) or by S&P (AAA, AA, A or BBB) or, if not rated or rated under a different system, are judged by PRS to be of equivalent quality to debt securities so rated. Securities rated Baa or BBB are medium grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments in the case of such obligations than is the case for higher grade securities. The Series may, but is not obligated to, dispose of debt securities whose credit quality falls below investment grade. Unrated debt securities may be less liquid than comparable rated debt securities and may involve somewhat greater risk than rated debt securities.


    For temporary defensive purposes (as when market conditions in real estate securities are extremely adverse such that PRS believes there are extraordinary risks associated with investment therein), the Series may invest up to 100% of its total assets in short-term investments such as money market instruments consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; repurchase agreements; certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; high-grade commercial paper rated at time of purchase, in the top two categories by a national rating agency or determined to be of comparable quality by PRS at the time of purchase; and other long- and short-term instruments which are rated A or higher by S&P or Moody's at the time of purchase.


    Risk Factors. The Real Estate Series is non-diversified under the federal securities laws. As a non-diversified portfolio, there is no restriction under the Investment Company Act of 1940 (the "1940 Act") on the percentage of assets that may be invested at any time in the securities of any one issuer. To the extent that the Real Estate Series is not fully diversified, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified. In addition, investments by the Real Estate Series in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

    Although the Real Estate Series does not invest directly in real estate, it does invest primarily in real estate securities and accordingly, the value of shares of the Real Estate Series will fluctuate in response to changes in economic conditions within the real estate industry. Risks associated with the direct ownership of real estate and with the real estate industry in general include, among other things, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; over-building; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from flood, earthquakes or other natural disasters; limitations on and variations in rents; dependency on property management skill; the appeal of properties to tenants; and changes in interest rates.


    Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. The Series may invest in new or unseasoned REIT issuers and it may be difficult or impossible for PRS to ascertain the value of each of such REIT's underlying assets, management capabilities and growth prospects. In addition, REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax or distributed income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain their exemptions from the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes may be impacted by federal regulations concerning the health care industry. The Series will indirectly bear its proportionate share of any expenses paid by the Series itself.


    REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations usually rises. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

    In addition, investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be more subject to abrupt or erratic price movements than larger capitalization stocks included in the S&P 500 Index.

                                      2-16

THEME SERIES
    The Theme Series seeks as its investment objective long-term appreciation of capital through investing in securities of companies that the Adviser believes are particularly well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. Examples of thematic investing would include investing in oil and gas exploration companies during the energy shortage years of the late 1970s, owning companies which benefited from lower inflation trends during the early 1980s, investing in companies acquiring cellular franchises in the late 1980s and technology companies during the 1990s.

    The Adviser will not concentrate its investments in amounts greater than 25% of the assets of the Series in any particular "industry(ies)" or group(s) of "industries" without shareholder approval. In determining when and whether to invest in particular industries, the Adviser will establish strategic (major changes affecting markets for prolonged periods) and tactical (focused, short-term) investment themes. Investment themes shall generally reflect trends which appear likely to drive stocks with similar technologies and products or which embody broad social, economic, political and technological considerations; offer substantial appreciation potential; present a visionary idea or creative solution; and exhibit some independence from economic cycles. The Adviser may change investment themes once it has determined that an investment theme has become saturated or fully exploited. The Adviser may pursue one or more investment themes at any time.

    The Adviser will seek to identify companies which, in addition to being considered well positioned to benefit from investment themes identified, are also believed to possess attributes such as, but not limited to, good financial resources, satisfactory return on capital, enhanced industry position and superior management skills.

    The Theme Series also may invest in preferred stocks, investment grade bonds (Moody's Investors Service, Inc. rating Baa or higher or Standard & Poor's Ratings Group rating BBB or higher), convertible preferred stocks and convertible debentures if in the judgment of the Adviser the investment would further its investment objective. The Series may also engage in certain options transactions and enter into financial futures contracts and related options for hedging purposes. The Series also may invest up to 35% of its assets in the securities of foreign issuers. See "Other Special Investment Methods." Each security held will be monitored to determine whether it is contributing to the basic objective of long-term appreciation of capital.

    For temporary defensive purposes (as when market conditions for growth stocks are adverse), investments may be made in fixed income securities with or without warrants or conversion features. In addition, for such temporary defensive purposes, the Series may pursue a policy of retaining cash or investing part or all of its assets in cash equivalents. When the Series' assets are held in cash or cash equivalents, it is not investing in securities intended to meet the Series' investment objective.

    Risk Factors. To the extent that the Series invests in a single investment theme, it may be more susceptible to adverse economic, political or regulatory developments than would be the case if it invested in a broader spectrum of themes. In addition, the Series' investments in common stocks of companies with limited operating history may result in higher volatility in returns. Further, the successful effectuation of the thematic investment strategy used by the Adviser is dependent upon the Adviser's ability to anticipate emerging market trends, exploit such investment opportunities and to thereafter divest of such securities upon saturation. No assurances can be given that the investment strategies utilized will positively correlate with any or all such marketplace trends or that other, possibly more profitable, investment trends could be overlooked.

ASIA SERIES
    The investment objective of the Asia Series is to provide long term capital appreciation. It is intended that this Series will achieve its objective by investing under normal market conditions at least 65% of its total assets in a diversified portfolio of common stocks, convertible securities and preferred stocks of issuers organized and principally operating in Asia, excluding Japan (i.e., companies which derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in such countries or which have at least 50% of their assets situated in such countries) and whose principal securities are actively traded on recognized stock exchanges of such countries. The Series does not intend to invest in securities which are traded in markets in Japan or in countries organized under the laws of Japan.

    The Series will invest in countries having more established markets in regions of Asian countries. The Asian countries to be represented in the Series ordinarily will consist of three or more of the following countries: China, Hong Kong, India, Indonesia, South Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. From time to time, the Series may invest in South Pacific nations such as Australia and New Zealand. There is no requirement that the Series, at any given time, invest in any one particular country or in all of the countries listed above or in any other Asian countries or other developing markets that are open to foreign investment. In determining the appropriate distribution of investments among various countries and geographic regions, the Adviser ordinarily will consider the following factors: prospects for relative economic growth among Asian countries; expected levels of inflation; relative price levels of the various capital markets; governmental policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to the international investor. The Series may make investments in developing or emerging market countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. A developing country can be considered to be a country which is in the initial stages of its industrialization cycle. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors.

    In certain countries, investments may be made only by investing in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. The Series may therefore invest in the securities of other investment companies subject to the limitations contained in the 1940 Act (see "Investment Restrictions" in the Statement of Additional Information). The Series' purchase of the securities of other investment companies (and closed-end companies) results in the layering of expenses including operating costs, investment advisory and administrative fees.

                                      2-17

    The Series may establish and maintain reserves of up to 100% of its assets for temporary defensive purposes under abnormal market or economic conditions. The Series' reserves may be invested in domestic as well as foreign short-term money market instruments including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When the Series' assets are held in cash or cash equivalents, it is not investing in securities intended to meet the Series' investment objective.

    See International Series for a description of risks associated with foreign investments.

    Additional discussion regarding risks involved in investing in the Series are described in the "Other Special Investment Methods" section below.


ENHANCED INDEX SERIES
    The investment objective of the Enhanced Index Series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500. Under normal market conditions, the Series shall invest at least 80% of its net assets in common stocks and other equity securities. The Series seeks to achieve its investment objective by investing in a portfolio of undervalued common stock and other equity securities which appear to offer growth potential and an overall volatility of return similar to that of the S&P 500.

    The S&P 500 is a market weighted compilation of 500 common stocks selected on a statistical basis by Standard & Poor's Corporation. The S&P 500 is typically composed of issues in the industrial, financial, public utilities and transportation sectors. Most stocks that comprise the S&P 500 are traded on the New York Stock Exchange, although some are traded on the American Stock Exchange and in the over-the-counter market.

    The Adviser and/or Subadviser will seek to reduce the Series' volatility relative to the S&P 500 by attempting to generally match the Series' equities holdings to various risk characteristics of the S&P 500 such as market capitalization, weightings, and diversification. The Subadviser uses fundamental analysis and systematic stock valuation to exclude stocks within economic sectors which appear to be extremely overvalued. See "Other Special Investment Methods."

    The Series may retain cash or invest part or all of its assets in money market instruments and cash equivalents for temporary or defensive purposes. Money market instruments sought for investment for such purposes include obligations issued or guaranteed by the U.S. Government or any of its instrumentalities or agencies, commercial paper, bank obligations, repurchase agreements and other debt obligations of the U.S. Government and foreign issuers.

    Risk Factors. While the Adviser shall seek to reduce volatility relative to the S&P 500 through diversification and continual evaluation of index equities, the value of the Series assets are expected to positively correlate with changes in the S&P 500 and the stock market generally. Consequently, economic downturns and interest rate increases may cause a precipitous decrease in the value of the Series holdings.

    The Series commenced operations on July 28, 1997 based upon an initial capitalization of $15 million provided by Phoenix. The ability of the Series to raise additional capital for investment purposes may directly affect the spectrum of portfolio holdings and performance.


OTHER SPECIAL INVESTMENT METHODS
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CONVERTIBLE SECURITIES
    Each Series may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as
(1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics and (3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each Series' assets may be invested in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Such securities present greater credit and market risks than investment grade securities. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Series is called for redemption, the Series may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

REPURCHASE AGREEMENTS

    The Money Market, Real Estate, International, Theme, Enhanced Index and Asia Series may invest in repurchase agreements. However, no more than 10% of a Series' net assets will be invested in repurchase agreements having maturities of more than seven days. A repurchase agreement is a transaction where a Series buys a security at one price and the seller simultaneously agrees to buy that same security back at a higher price. Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the Board of Trustees and the Adviser acting at the Board's direction, to be creditworthy. In addition, the repurchase agreements are always fully collateralized by the underlying instrument and are marked to market every business day. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction.


OPTIONS

    The Multi-Sector, Money Market, Growth, Allocation, Balanced, International, Theme, Enhanced Index and Asia Series may write (sell) covered call options on securities owned by them, including securities into which convertible securities are convertible, provided that such call options are listed on a national securities exchange. Generally, when a Series writes a covered call option, it will acquire the underlying security or will have absolute and immediate right to acquire that security without additional consideration upon conversion or exchange of other securities held by the Series. The Money Market,


                                      2-18

Growth and Multi-Sector Series may only purchase call options for the purpose of terminating a call option previously written. The Allocation, Balanced, International and Theme Series also may buy exchange-traded call and put options on equity and debt securities and on stock market indexes. The International, Enhanced Index and Theme Series also may write or buy Over-the-Counter (OTC) options, buy put options on securities indices and enter into options transactions on a foreign currency. Generally, a put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. The International, Theme, Enhanced Index and Asia Series also may invest up to 5% of its net assets in warrants and stock rights, which are almost identical to call options except that they are issued by the issuer of the underlying security rather than an option writer. However, no more than 2% of its net assets will be invested in warrants and stock rights not traded on the New York Stock Exchange or American Stock Exchange. A complete description of options, warrants and stock rights, and their associated risks is contained in the Statement of Additional Information. Options are forms of "derivatives" in that their value is dependent on fluctuations in the value of other securities.


    The Fund understands the position of the staff of the Securities and Exchange Commission (the "SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the International Series. A brief description of these procedures and related limitations appears in the Statement of Additional Information.

FINANCIAL FUTURES AND RELATED OPTIONS

    The Allocation and Balanced Series may enter into financial futures contracts for the purchase or sale of debt obligations traded on exchanges regulated by the Commodity Futures Trading Commission to hedge against anticipated changes in interest rates that would otherwise have an adverse effect upon the value of debt securities in its portfolio. A futures contract on a debt obligation is a binding contractual commitment which, if held until maturity, will result in an obligation to make or accept delivery of obligations having a standard face value and rate of return. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. The purchase of such futures contracts will not be for speculation but will be solely for protection of the Series against declines in value. Immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the Allocation or Balanced Series' futures contracts (both receipts and delivery) will not exceed 10% of such Series' total assets.

    The International, Theme, Enhanced Index and Asia Series also may enter into financial futures contracts and related options to hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase or in the exchange rate of foreign currencies. The International, Theme and Asia Series will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Series' total assets.

    Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser or a Subadviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case the Series' return might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist. The risk in purchasing an option on a financial futures contract is that the Series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the Series even though the purchase or sale of the contract would not have resulted in a loss. Futures are forms of derivatives.


    A complete description of financial futures and related options is contained in the Statement of Additional Information.

FOREIGN SECURITIES

    The International and Asia Series will purchase foreign securities as discussed above. In addition, the other Series may invest up to 25% (or 35% as to the Theme Series) of total net asset value in foreign securities. The Multi-Sector Series may invest up to 35% of total net asset value in foreign debt securities. The Series, other than the International, Theme and Asia Series, will purchase foreign debt securities only if issued in U.S. dollar denominations. The Enhanced Index Series may invest in securities of foreign corporations, provided that such securities are included in the S&P 500 or traded on a U.S. exchange. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. Those considerations are discussed under "International Series."


    Foreign Currency Transactions. The value of the assets of the Series invested in foreign securities, as measured in United States dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Series may incur costs in connection with conversions between various currencies. The Series will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. At the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the Series' initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

                                      2-19

    When a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Series is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. A Series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions. For more information about foreign currency transactions, see the Statement of Additional Information.

LEVERAGE

    The Theme and Enhanced Index Series may, from time to time, increase its ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds. The Fund will borrow only from banks, and only if immediately after such borrowing the value of the assets of the Series (including the amount borrowed), less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed for investment purposes. The Fund may borrow up to 25% of the net assets of such Series, not including the proceeds of any such borrowings. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such Series' assets computed as provided above become less than three times the amount of the borrowings for investment purposes, the Fund, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.


    Interest on money borrowed will be an expense of those Series with respect to which the borrowing has been made. Because such expense otherwise would not be incurred, the net investment income of such Series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

    Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing also must be made subject to an agreement by the lender that any recourse is limited to the assets of such Series with respect to which the borrowing has been made.

    Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of such Series' shares to rise faster than otherwise would be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover its cost (including any interest paid on the monies borrowed) to such Series, the net asset value of the Series will decrease faster than otherwise would be the case.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES
    Each Series may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"). Public sales of such securities by the Fund may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Series may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the Trustees determine the secondary market is liquid, Rule 144A Securities will be considered illiquid. Trustees may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the Series: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security; and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these Series' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each Series may invest up to 15% of its net assets in illiquid securities.

MORTGAGE-BACKED SECURITIES
    The Real Estate Series also may invest in mortgage-backed securities such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association
(GNMA), or Federal National Mortgage Association. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.

    The Series also may invest in pass-through securities that are derived from mortgages. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee).

    The Series may purchase pass-through securities at a premium or at a discount. The value of pass-through securities in which the Series may invest will fluctuate with changes in interest rates. The value of such securities varies inversely with interest rates, except that when interest rates decline, the value of pass-through securities may not

                                      2-20
increase as much as other debt securities because of the prepayment feature. Changes in the value of such securities will not affect interest income from those obligations but will be reflected in the Series' net asset value.

    A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates, or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages' scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of prepayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors, net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment. Pass-through securities are forms of derivatives.

LENDING OF PORTFOLIO SECURITIES
    Subject to certain investment restrictions, a Series may, from time to time, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% (except the Asia Series which will maintain an amount equal to at least 102%) of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities which will increase the current income of the Series lending its securities. A Series will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Series is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A Series may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

    Even though securities lending usually does not impose market risks on the lending Series, a Series would be subject to risk of loss due to an increase in value if the borrower fails to return the borrowed securities for any reason (such as the borrower's insolvency). Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, a Series could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held may not be liquidated, the result could be a material adverse impact on the liquidity of the lending Series.


WHEN-ISSUED SECURITIES
    The Enhanced Index Series may commit to purchase new issues of securities on a when-issued or forward delivery basis for payment and delivery on a later date. The price and yield are generally fixed on the commitment to purchase date. During the period between purchase and settlement, the Series does not earn interest. Upon settlement, the security's market value may become more or less than the purchase price.


INVESTMENT RESTRICTIONS
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    The Fund may not invest more than 25% of the assets of any one Series in any one industry (except that the Money Market and Allocation Series may invest more than 25% of their assets in the banking industry and the Real Estate Series may invest at least 75% of its assets in the real estate industry). If the Fund makes loans of the portfolio securities of any Series, the market value of the securities loaned may not exceed 25% of the market value of the total assets of such Series. The Fund may borrow money from a bank provided such borrowing does not exceed 10% of the net asset value, not considering any such borrowings as liabilities.

    In addition to the investment restrictions described above, each Series' investment program is subject to further restrictions which are described in the Statement of Additional Information. The restrictions for each Series are fundamental and may not be changed without shareholder approval.

PORTFOLIO TURNOVER
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    Each Series pays brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Series and thus indirectly by its shareholders. It also may result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. The rate of portfolio turnover is not a limiting factor when the Adviser deems changes appropriate. It is anticipated that the turnover rate for the Enhanced Index Series generally will not exceed 100%. Although securities for the Theme Series are not purchased for the short-term, the Adviser's strict sell discipline may result in rates of portfolio turnover equivalent to those identified by the SEC as appropriate for capital appreciation funds with substantial short-term trading. The Adviser's approach dictates that underperforming securities and securities not consistent with prevailing themes will be sold. Portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Series' securities (excluding short-term securities). The turnover rate may vary greatly from year to year and may be affected by cash requirements for redemptions of shares


                                      2-21
of a Series and by compliance with provisions of the Internal Revenue Code, relieving investment companies which distribute substantially all of their net income from federal income taxation on the amounts distributed. The rates of portfolio turnover for each Series (other than the Money Market and Enhanced Index Series) are set forth under "Financial Highlights." For more information regarding the consequences related to a high portfolio turnover rate, see "Portfolio Transactions and Brokerage" and "Dividends, Distributions and Taxes" in the Statement of Additional Information.


THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------
    The Fund is a mutual fund, technically known as an open-end, diversified investment company. The Board of Trustees supervises the business affairs and investments of the Fund, which is managed on a daily basis by the Fund's investment advisers. The Fund was organized as a Massachusetts Business Trust on February 18, 1986. The Fund issues shares of beneficial interest in nine Series. The Statement of Additional Information contains a list of the members of the Board of Trustees and the officers of the Fund.

INVESTMENT ADVISERS
    The Fund's investment advisers are Phoenix Investment Counsel,
Inc. ("PIC"), Phoenix Realty Securities, Inc. ("PRS") and Phoenix-Aberdeen International Advisors, LLC ("PAIA," collectively, the "Advisers"). PIC is located at 56 Prospect Street, Hartford, Connecticut 06115. PRS is located at 38 Prospect Street, Hartford, Connecticut 06115. PAIA is located at One American Row, Hartford, Connecticut
06102.


    PIC was originally organized in 1932 as John P. Chase, Inc. In addition to the Fund, it serves as investment adviser to the Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund (all series other than Equity Opportunities Series), Phoenix Duff & Phelps Institutional Mutual Funds (all portfolios other than the Real Estate Equity Securities Portfolio) and Phoenix Multi-Portfolio Fund (all portfolios other than the Real Estate Securities Portfolio) and as subadviser to Chubb America Fund, Inc. and Sun America Series Trust. PIC also serves as subadviser to the Asia Series.

    All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("PEPCO"), a subsidiary of Phoenix Duff & Phelps Corporation ("PD&P"). Phoenix owns a controlling interest in PD&P. PEPCO also performs bookkeeping, pricing and administrative services for the Fund. PEPCO is registered as a broker-dealer in 50 states. The executive offices of Phoenix are located at One American Row, Hartford, Connecticut 06102; the executive offices of PD&P are located at 56 Prospect Street, Hartford, Connecticut 06115, and the principal offices of PEPCO are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

    J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, serves as subadviser to the Enhanced Index Series. J.P. Morgan's principal place of business is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan presently serves as an investment manager for corporate, public and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. J.P. Morgan was founded in 1984 and as of March 31, 1997 had approximately $184 billion in assets under management.

    PRS was formed in 1994 as an indirect subsidiary of Phoenix. In addition to the Fund, it serves as investment adviser to the Real Estate Securities Portfolio of the Phoenix Multi-Portfolio Fund, the Real Estate Equity Securities Portfolio of the Phoenix Duff & Phelps Institutional Mutual Funds and to the American Phoenix Investment Portfolio. As of December 31, 1996, PRS had $1.4 billion in assets under management.

    PAIA, a Delaware limited liability company formed in 1996 and jointly owned and managed by PM Holdings, Inc., is a direct subsidiary of Phoenix and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management plc. Aberdeen Asset Management is a partially-owned subsidiary of Phoenix. Aberdeen Fund Managers, Inc. has its principal offices located at 1 Financial Plaza, Suite 2210, NationsBank Tower, Fort Lauderdale, Florida 33394. While many of the officers and directors of the Adviser and subadviser have extensive experience as investment professionals, due to its recent formation, the Adviser has no prior operating history. Aberdeen Fund Managers, Inc. also serves as subadviser to the Asia Series.

    Aberdeen Asset Management was founded in 1983, and through subsidiaries operating from offices in Aberdeen, Scotland; London, England; Singapore; and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of February 28, 1997, Aberdeen Asset Management and its advisory subsidiaries, had approximately $4.8 billion in assets under management.


    The Advisers continuously furnish an investment program for each Series and manage the investment and reinvestment of the assets of each Series subject at all times to the authority and supervision of the Trustees. All costs and expenses (other than those specifically referred to as being borne by the Advisers) incurred in the operation of the Account and the Fund are borne by the Fund, Phoenix, PHL Variable or PLAC. A more detailed discussion of the Advisers and the Investment Advisory Agreements and Investment Subadvisory Agreements is contained in the Statement of Additional Information.

PORTFOLIO MANAGERS
    Balanced Series. Mr. C. Edwin Riley, Jr. serves as portfolio manager of the Balanced Series and as such is primarily responsible for the day-to-day management of the Series' portfolio. Mr. Riley is also vice president of Phoenix Series Fund and portfolio manager of the Balanced Series of that Fund. Mr. Riley is a managing director, Equities, of Phoenix Investment Counsel, Inc. and National Securities & Research Corporation. From 1988 to 1995, Mr. Riley served as senior vice president and director of Equity Management for Nationsbank Investment Management.

    Allocation Series. Ms. Mary E. Canning serves as portfolio manager of the Allocation Series and, as such, is primarily responsible for the day-to-day management of the Series' investments. Ms. Canning has served as manager since August 1996 and as co- manager since June 1996. She has been a vice president of Phoenix Investment Counsel, Inc. since 1991 and also is a vice president of the Fund (since 1987) and of Phoenix Series Fund (since 1987). From June 1991 to November 1995, Ms. Canning was associate portfolio

                                      2-22
manager, Common Stock, Phoenix Home Life Mutual Insurance Company and held various other positions with Phoenix Home Life from 1982 to 1991.

    Multi-Sector Series. Mr. Curtiss O. Barrows has served as portfolio manager of the Multi-Sector Series since 1986 and, as such, is primarily responsible for the day-to-day management of the Series' portfolio. Mr. Barrows also is portfolio manager of the High Yield Series of the Phoenix Series Fund and is a vice president of PIC. Mr. Barrows also is portfolio manager, Public Bonds, Phoenix Home Life Mutual Insurance Company.

    Growth Series. Mr. Jean Claude Gruet has served as portfolio manager of the Growth Series since 1996 and, as such, is primarily responsible for the day-to-day management of the Series' portfolio. He also is vice president of the Fund. Mr. Gruet previously was vice president and portfolio manager of Atalanta Sosnoff Capital Corporation from 1994 to 1996, and was vice president and senior analyst of UBS Securities from 1989 to 1994.

    International Series. Ms. Jeanne Dorey and Mr. David Lui are the coportfolio managers of the International Series and, as such, are primarily responsible for the day-to-day management of the Series' investments. Ms. Dorey also is coportfolio manager of the International Portfolio of Phoenix Multi-Portfolio Fund and of Phoenix Worldwide Opportunities Fund. Ms. Dorey has served as vice president of PIC since April 1993, and as vice president of the Fund and portfolio manager of the Fund, Phoenix Worldwide Opportunities Fund and Phoenix International Portfolio since February 1993. Since May 1993, she also has served as vice president of National Securities & Research Corporation, an affiliate of PIC. From 1990 to 1992, Ms. Dorey was an investment analyst and portfolio manager with Pioneer Group, Inc. Mr. Lui also is coportfolio manager of Phoenix Worldwide Opportunities Fund and the International Series of The Phoenix Edge Series Fund. Mr. Lui previously served as associate portfolio manager of such funds since June 1995. From 1993 to 1995, Mr. Lui was vice president of Asian Equities at Alliance Capital Management, and from 1990 to 1993, he was an associate, Capital Markets, at Bankers Trust.

    Money Market Series. Ms. Dorothy J. Skaret has served as the portfolio manager of the Money Market Series since 1990 and, as such, is primarily responsible for the day-to-day management of the Series' portfolio. Ms. Skaret also is the portfolio manager of the Money Market Series of the Phoenix Series Fund. Ms. Skaret also is director, Public Fixed Income, Phoenix Home Life Mutual Insurance Company, and a vice president of National Securities & Research Corporation.

    Real Estate Series. Ms. Barbara Rubin, president of PRS and William K. Morrill, Jr., managing director of ABKB have shared primary responsibility for managing the assets of the Real Estate Series from its inception. Ms. Rubin has over 20 years real estate experience and has been associated with Phoenix for the past 14 years. Mr. Morrill has over 15 years of investment experience and has been a portfolio manager with ABKB since 1985.

    Theme Series. Mr. William J. Newman serves as portfolio manager of the Theme Series and, as such, is primarily responsible for the day-to-day management of the Series' portfolio. Mr. Newman joined Phoenix in March 1995 as chief investment strategist and managing director for Phoenix Investments. Mr. Newman also is executive vice president of PIC. Most recently, Mr. Newman was chief investment strategist for Kidder Peabody in New York from May 1993 to December 1994. He was managing director at Bankers Trust from March 1991 to May 1993.

    Asia Series. Mr. Hugh Young is the portfolio manager of the Asia Series and, as such, is primarily responsible for the day-to-day management of the Series' portfolio. Mr. Young has been employed as an investment director for Abtrust Fund Managers (Singapore) Limited since 1988. From 1985 to 1988, Mr. Young was the Far East investment director for Sentinel Funds Management Ltd. From 1984 to 1985, he was an investment manager with Fidelity International Ltd. From 1981 to 1984, he served as investment analyst-overseas investment manager with MGM Assurance; and from 1980 to 1981, he was an investment analyst with Beardsley Bishop Escombe, Stockbrokers.


    Enhanced Index Series. Mr. Timothy Devlin is primarily responsible for managing the assets of the Enhanced Index Series. Mr. Devlin has served as a Vice President of J. P. Morgan since July 1996 and is a member of the Structured Equity Group where he has the dual responsibilities of client servicing and portfolio management. From 1987 to 1996, he served as First Vice President of Mitchell Hutchins where he managed quantitatively-driven equity portfolios for institutional and retail investors.


ADVISORY FEES
    As compensation for its services for all Series, the Advisers are entitled to a fee at an annual rate of the average daily net assets of the Series, payable monthly, as follows:

                        PHOENIX INVESTMENT COUNSEL, INC.
                        --------------------------------


                                                     RATE FOR
                  RATE FOR FIRST  RATE FOR NEXT    EXCESS OVER
SERIES             $250,000,000    $250,000,000    $500,000,000
------             ------------    ------------    ------------
Money Market.....      .40%            .35%            .30%
Multi-Sector.....      .50%            .45%            .40%
Balanced.........      .55%            .50%            .45%
Allocation.......      .60%            .55%            .50%
Growth...........      .70%            .65%            .60%
International....      .75%            .70%            .65%
Theme............      .75%            .70%            .65%
Enhanced Index...      .45%            .45%            .45%


    The total advisory fee of 0.75% of the aggregate net assets of the International and Theme Series, is greater than that paid by most mutual funds; however, the Board of Trustees of the Fund has determined that it is similar to fees charged by other mutual funds whose investment objectives are similar to those of the International and Theme Series.


    Pursuant to a subadvisory agreement with the Fund, PIC delegates certain investment decisions and research functions with respect to the Enhanced Index Series to J.P. Morgan for which it is paid a fee by PIC. In accordance with the subadvisory agreement between the Fund and J.P. Morgan, J.P. Morgan is paid a monthly fee at the annual rate of 0.25% of the average aggregate daily net asset values of the Enhanced Index Series up to $100 million and 0.20% of such value in excess of $100 million. The subadvisory agreement relating to the Enhanced Index Series provides, among other things, that J.P.


                                      2-23

Morgan shall effectuate the and sale of securities for the Series and provide related advisory services.


                         PHOENIX REALTY SECURITIES, INC.
                         -------------------------------


                                                     RATE FOR
                  RATE FOR FIRST  RATE FOR NEXT    EXCESS OVER
SERIES            $1,000,000,000  $1,000,000,000  $2,000,000,000
------            --------------  --------------  --------------
Real Estate......      .75%            .70%            .65%

    The total advisory fee of 0.75% of the aggregate net assets of the Real Estate Series is greater than that paid by most mutual funds; however, the Board of Trustees of the Fund has determined that it is similar to fees charged by other mutual funds whose investment objectives are similar to that of the Real Estate Series. Pursuant to a subadvisory agreement with the Fund, PRS delegates certain investment decisions and research functions to ABKB/LaSalle Securities Limited Partnership ("ABKB") for which ABKB is paid a fee by PRS. In accordance with the subadvisory agreement between the Fund and ABKB, ABKB is paid a monthly fee at the annual rate of 0.45% of the average aggregate daily net asset values of the Series up to $1 billion; 0.35% of such value between $1 billion and $2 billion; and 0.30% of such value in excess of $2 billion. The subadvisory agreement relating to the Real Estate Series provides, among other things, that ABKB shall maintain certain records for the Series and effectuate the purchase and sale of securities for the Series. ABKB is not affiliated with PRS, PIC, Phoenix, PHL Variable or PLAC. The Real Estate Series pays other operating expenses up to .25% of its average net assets.

                  PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
                  --------------------------------------------

SERIES
------
Asia Series......      1.00%

    The total advisory fee of 1.00% of the aggregate net assets of the Asia Series is greater than that paid by most mutual funds; however, the Board of Trustees of the Fund has determined that it is similar to fees charged by other mutual funds whose investment objectives are similar to those of the Asia Series. The Investment Advisory Agreement with the Fund provides that PAIA will reimburse the Fund for the amount, if any, by which the total operating expenses (including PAIA's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which the Series is permitted to bear under the most restrictive expense limitation.


    For providing research and other domestic advisory services to the Series, PAIA pays to PIC, Inc. a monthly subadvisory fee at an annual rate equivalent to 0.30% of the average aggregate daily net asset value of the Series. For implementing certain portfolio transactions and providing research and other services to the Series, PAIA also pays a monthly subadvisory fee to Aberdeen Fund Managers Inc. equivalent to 0.40% of the average aggregate daily net asset value of the Series. For implementing certain portfolio transactions, providing research and other services with regard to investments in particular geographic areas, Aberdeen Fund Managers Inc. shall engage the services of its affiliates Abtrust Fund Managers Ltd. and Abtrust Fund Managers (Singapore) Limited for which such entities shall be paid a fee by Aberdeen Fund Managers Inc.


FINANCIAL AGENT
    Under a Financial Agent Agreement, PEPCO acts as financial agent of the Fund and as such is responsible for certain administrative functions and the bookkeeping and pricing functions for the Fund. For its services as financial agent, PEPCO receives a fee based on the average of the aggregate daily net asset values of the Fund at the annual rate per each $1,000,000 of $600.

EXPENSES
    Each Series (except the International, Real Estate, Theme and Asia Series) pays a portion or all of its total operating expenses other than the management fee, up to .15% of its total average net assets. The International, Real Estate, Theme and Asia Series pay total operating expenses other than the management fee up to .40%, .25%, .25% and .25%, respectively, of its total average net assets. Expenses above these limits are paid by the Advisers, Phoenix, PHL Variable or PLAC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

    No Series has any obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to the Statement of Policy on Brokerage Allocation adopted by the Board of Trustees, the Advisers are primarily responsible for the portfolio decisions of each Series and the placing of its portfolio transactions. In placing orders, it is the policy of each Series to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the Advisers generally seek reasonably competitive spreads or commissions, the Series will not necessarily be paying the lowest spread or commission available. The Statement of Additional Information contains more information on brokerage allocation.


PERFORMANCE HISTORY
    From time to time, the Fund may include the performance history of any or all of the Series (along with applicable separate account performance history) in advertisements, sales literature or reports. Performance information about each Series is based on that Series' past performance only and is not an indication of future performance. Performance information may be expressed as yield and effective yield of the Money Market Series, as yield of the Multi-Sector Series and as total return of any Series. Current yield for the Money Market Series will be based on the income earned by the Series over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends.

    For the Multi-Sector Series, quotations of yield will be based on all investment income per share earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period.

    When a Series advertises its total return, it usually will be calculated for one year, five years, and ten years or since inception if the Series has not been in existence for at least ten years. Total return

                                      2-24
is measured by comparing the value of a hypothetical $1,000 investment in the Series at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of the maximum sales charge applicable at the beginning of the relevant period.

           AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDING 12/31/96
           ----------------------------------------------------------


                 COMMENCEMENT                                LIFE OF
SERIES               DATE      1 YEAR   5 YEARS   10 YEARS     FUND
------               ----      ------   -------   --------     ----
Multi-Sector....    1/1/83     12.42%   10.86%      9.77%     10.89%
Balanced........    5/1/92     10.56%      N/A        N/A     10.26%
Allocation......    9/17/84     9.05%    9.32%     11.40%     12.91%
Growth..........    1/1/83     12.58%   14.56%     16.13%     18.87%
International...    5/1/90     18.65%    9.44%        N/A      8.53%
Real Estate ....    5/1/95     33.09%      N/A        N/A     30.87%
Theme...........    1/29/96       N/A      N/A        N/A     10.33%
Asia Series.....    9/17/96       N/A      N/A        N/A      0.16%
Enhanced Index..    7/28/97       N/A      N/A        N/A        N/A


                              ANNUAL TOTAL RETURNS
                              --------------------

YEAR                MULTI-SECTOR     BALANCED    ALLOCATION    GROWTH
----                ------------     --------    ----------    ------
1986.........          19.45%            N/A       15.61%      20.15%
1987.........           1.12%            N/A       12.58%       7.05%
1988.........          10.36%            N/A        2.33%       3.83%
1989.........           8.30%            N/A       19.88%      36.06%
1990.........           5.14%            N/A        5.62%       3.98%
1991.........          19.41%            N/A       29.44%      43.83%
1992.........          10.03%          9.72%       10.67%      10.29%
1993.........          15.90%          8.57%       11.02%      19.69%
1994.........          (5.47%)        (2.80%)      (1.45%)      1.48%
1995.........          23.54%         23.28%       18.22%      30.85%
1996.........          12.42%         10.56%        9.05%      12.58%


                                    REAL                          ENHANCED
YEAR               INTERNATIONAL   ESTATE    THEME   ASIA SERIES   INDEX
----               -------------   ------    -----   -----------   -----
1986........          N/A            N/A        N/A      N/A        N/A
1987........          N/A            N/A        N/A      N/A        N/A
1988........          N/A            N/A        N/A      N/A        N/A
1989........          N/A            N/A        N/A      N/A        N/A
1990........          (8.10%)        N/A        N/A      N/A        N/A
1991........          19.78%         N/A        N/A      N/A        N/A
1992........         (12.89%)        N/A        N/A      N/A        N/A
1993........          38.44%         N/A        N/A      N/A        N/A
1994........           0.03%         N/A        N/A      N/A        N/A
1995........           9.59%      17.79%        N/A      N/A        N/A
1996........          18.65%      33.09%     10.33%*   0.16%*       N/A

                                *Since inception

    Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Principal and investment return (except Money Market Series) will vary and you may have a gain or loss when you withdraw your money. The Multi-Sector Series includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid. While Money Market Series seeks to maintain a stable value of $10.00 per share, there is no assurance that it will be able to do so.

    Yield calculations of the Money Market Series used for illustration purposes are based on the consideration of a hypothetical investment account having a balance of exactly one Share at the beginning of a seven-day period, which period will end on the date of the most recent financial statements. The yield for the Series during this seven-day period will be the change in the value of the hypothetical investment account's original Share. The following is an example of this yield calculation for the Money Market Series based on a seven-day period ending December 31, 1996.

Assumptions:

Value of hypothetical pre-existing account with
   exactly one share at the beginning of the period:. 10.000000 Value of the same account (excluding capital changes) at the end of the seven-day period:...... 10.009537
Calculation:
   Ending account value.............................. 10.009537
   Less beginning account value...................... 10.000000
   Net change in account value.......................  0.009537
Base period return:
   (adjusted change/beginning account value).........  0.000954
Current yield = return x (365/7) =...................     4.97%
Effective yield = [(1 + return)365/7]-1 =............     5.10%

    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time.

    The Advisers have voluntarily agreed to reimburse certain expenses as described under "Expenses" above. If the Advisers had not reimbursed certain expenses during the periods shown, the returns for these funds would have been lower. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

    The Fund's Annual Report, available upon request and without charge, contains a discussion of the performance of each Series and a comparison of that performance to a securities market index.

SHARES OF BENEFICIAL INTEREST
--------------------------------------------------------------------------------

    The Fund currently has ten Series of shares of beneficial interest. Shares (including fractional shares) of each Series have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Series. All voting rights of the Accounts as shareholders are passed through to the Contract Owners and Policyowners. Shareholders of all Series currently vote on the election of Trustees and other matters. On matters affecting an individual Series (such as approval of an Investment Advisory Agreement or a change in fundamental investment policies), a separate vote of that Series is required.


    Fund shares attributable to any Phoenix, PHL Variable or PLAC assets and Fund shares for which no timely instructions from Contract Owners or Policyowners are received will be voted by Phoenix, PHL Variable and PLAC in the same proportion as those shares in that Series for which instructions are received.

    Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights.

    The assets received by the Fund for the issue or sale of shares of each Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such Series, and

                                      2-25
constitute the underlying assets of such Series. The underlying assets of each Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular Series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

    Unlike the stockholders of a corporation, there is a possibility that the Accounts as shareholders of a business trust such as the Fund may be liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued by the Fund shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of the Accounts, as shareholders, incurring loss because of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Phoenix, PHL Variable and PLAC, as the sole shareholders, have a fiduciary duty to bear this risk and Contract Owners and Policyowners should be fully and completely insulated from risk.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
    The Fund offers its shares, without sales charge, for purchase by the Accounts as an investment medium for the Variable Accumulation Annuity Contracts and Variable Universal Life Insurance Policies issued by Phoenix, PHL Variable and PLAC. It is contemplated that in the future other separate accounts of Phoenix, PHL Variable, PLAC or other insurance companies may purchase shares of the Fund. Shares of the Fund will not be sold to the public. The Fund continuously offers shares in each Series to the Accounts at prices equal to the respective net asset values of those Series. Net asset value is determined in the manner set forth below under "Net Asset Value."

    It is conceivable that, in the future, it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although Phoenix, PHL Variable, PLAC or the Fund currently do not foresee any such disadvantages either to variable life insurance Policyowners or to variable annuity Contract Owners, the Fund's Board of Trustees intends to monitor events in order to identify any material conflicts between such Policyowners and Contract Owners and to determine what action, if any, including withdrawal by the Separate Account from the Fund, should be taken in response thereto. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, (3) changes in the investment management of any portfolio of the Fund or
(4) differences in voting instructions between those given by Policyowners and those given by Contract Owners.

NET ASSET VALUE
--------------------------------------------------------------------------------
    The net asset value per share of each Series is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The net asset value per share of a Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series.

    The Series' investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of less than 61 days are valued at amortized cost, which the Trustees have determined approximates market. For further information about security valuations, see the Statement of Additional Information.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------
    The Fund will redeem all full and fractional shares of the Fund presented for redemption. The Fund may, at the discretion of the Trustees and to the extent consistent with state and federal law, make payment for shares of a particular Series redeemed in whole or in part in securities or other assets of such Series taken at current values. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

    The right to redeem shares or to receive payment with respect to any redemption only may be suspended for more than seven days for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the SEC as a result of which disposal of portfolio securities or determination of the net asset value of each Series is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of each Series.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
    All dividends and distributions with respect to the shares of any Series will be payable in shares of such Series at net asset value or, at the option of the Account as shareholder, in cash.

    The net investment income of the Money Market Series will be declared as dividends daily. Dividends will be distributed and reinvested in additional shares on the last business day of every month. The net income of the Money Market Series for Saturdays, Sundays and other days on which the New York Stock Exchange is closed will be declared as dividends on the next business day.


    The Multi-Sector, Growth, Allocation, Balanced, International, Enhanced Index and Theme Series will distribute substantially all net investment income and net realized capital gains, if any, to shareholders at least annually, although it is anticipated that these distributions will be made on a quarterly basis. The Real Estate Series will distribute its net investment income to its shareholders quarterly and net realized capital gains, if any, to its shareholders annually. The Asia Series will distribute its net investment income to its shareholders on a semi-


                                      2-26
annual basis and net realized capital gains, if any, to its shareholders on an annual basis.

TAXES
--------------------------------------------------------------------------------
    The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code") and so qualified for its last taxable year. In addition, the Fund intends to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Fund will distribute sufficient income to avoid imposition of any Federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the Accounts. The International and Asia Series may incur liability for foreign income and withholding taxes on investment income. The International and Asia Series intend to qualify for, and may make an election permitted under, the Code to enable the shareholder Accounts (and therefore Phoenix) to claim a credit or deduction on Phoenix's income tax return for the Accounts' pro rata share of the income and withholding taxes paid by the International and Asia Series to foreign countries. Phoenix also will treat the foreign income taxes paid by the Series as income. Contract Owners and Policyowners will not be required to treat the foreign income taxes paid by the Series as income or be able to claim a credit or deduction for these taxes on their income tax returns. For a discussion of the taxation of the Accounts, see "Federal Tax Considerations" included in the Accounts' prospectuses.

    Although the Real Estate Series may be a non-diversified portfolio, the Fund intends to comply with the diversification and other requirements of the Code applicable to "regulated investment companies" so that it will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. Accordingly, the Real Estate Series will insure that no more than 25% of its total assets would be invested in the securities of a single issuer and that at least 50% of its total assets is represented by cash and cash items and other securities limited in respect of any one issuer to an amount no greater than 5% of the total value of the assets of the Series.

    In addition, if the Real Estate Series has rental income or income from the disposition of real property acquired as a result of a default on securities the Real Estate Series may own, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT
--------------------------------------------------------------------------------

    The Custodian of the assets of all Series of the Fund, except the International, Real Estate, Enhanced Index and Asia Series, is The Chase Manhattan Bank, N.A., 1 Chase Manhattan Plaza, Floor 3B, New York, NY 10081. The Custodian of the assets of the International and Asia Series is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, Attention:
Manager, Securities Division. The Custodian of the assets of the Real Estate and Enhanced Index Series is State Street Bank & Trust, 1 Heritage Drive, P2N, North Quincy, Massachusetts 02171. The Fund has authorized the Custodian to appoint one or more subcustodians of the assets of the Fund held outside the United States. The securities and other assets of each Series will be held by the Custodians or any subcustodian separate from the securities and assets of each other Series.


    The Transfer Agent and the Dividend Paying Agent for the Fund's shares is Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, PO Box 2200, Enfield, Connecticut 06083-2200.

OTHER INFORMATION
--------------------------------------------------------------------------------
    Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants for the Fund and audits its financial statements annually.

    Inquiries and requests for the Statement of Additional Information and the Annual Report to Shareholders should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephoning Variable Products Operations at (800) 447-4312.

                                      2-27

                          THE PHOENIX EDGE SERIES FUND

HOME OFFICE:                                           PHOENIX VARIABLE PRODUCTS
                                                                MAIL OPERATIONS:
101 Munson Street                                                  P.O. Box 8027
Greenfield, MA                                             Boston, MA 02266-8027


                       STATEMENT OF ADDITIONAL INFORMATION


                                  July 28, 1997

    This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read together with the Fund's current Prospectus, dated July 28, 1997, which may be obtained by calling Variable Products Operations at (800) 447-4312, or by writing to Phoenix Variable Products Mail Operations at P.O. Box 8027, Boston, Massachusetts 02266-8027.


                               ------------------

                               TABLE OF CONTENTS*
                                                                         PAGE

    The Phoenix Edge Series Fund (2-1)..................................    2

    Investment Policies (2-11)..........................................    2


    Investment Restrictions (2-21)......................................   12

    Portfolio Turnover (2-21)...........................................   13

    Management of the Fund (2-22).......................................   13

    Investment Advisers (2-22)..........................................   21

    Brokerage Allocation (2-24).........................................   22

    Determination of Net Asset Value (2-26).............................   23

    Investing In the Fund (2-26)........................................   24

    Redemption of Shares (2-26).........................................   24

    Taxes (2-27)........................................................   24

    Custodian (2-27)....................................................   24

    Independent Accountants.............................................   25

    Financial Statements................................................   25

    Appendix............................................................   25


* Numbers in parentheses are cross-references to related sections of the Prospectus.

THE PHOENIX EDGE SERIES FUND
--------------------------------------------------------------------------------
    The Phoenix Edge Series Fund (the "Fund") is an open-end investment company as defined in the Investment Company Act of 1940. It was formed on February 18, 1986 as a Massachusetts Business Trust and commenced operations on December 5, 1986. The Phoenix Home Life Variable Accumulation Account is a separate account of Phoenix Home Life Mutual Insurance Company ("Phoenix") created on June 21, 1982. The Phoenix Home Life Variable Universal Life Account is a separate account of Phoenix created on June 17, 1985. The PHL Variable Accumulation Account is a separate account of PHL Variable Insurance Company ("PHL Variable") formed on December 7, 1994. The Phoenix Life and Annuity Variable Universal Life Account is a separate account of Phoenix Life and Annuity Company ("PLAC") formed in March 1996. The executive offices of the Accounts, Phoenix, PHL Variable and PLAC are located at One American Row, Hartford, Connecticut. The Accounts own the majority of the shares of the Fund.

INVESTMENT POLICIES
--------------------------------------------------------------------------------
    The investment objectives and policies of each Series are described in the "Investment Objectives and Policies" section of the Prospectus. The following specific policies supplement the information contained in that section of the Prospectus.

MONEY MARKET INSTRUMENTS

    Certain money market instruments used extensively by the Money Market and Allocation Series are described below. They also may be used by the International, Real Estate, Theme, Enhanced Index and Asia Series and may be used by the other Series to a very limited extent to invest otherwise idle cash, or on a temporary basis for defensive purposes.


    Repurchase Agreements. Repurchase Agreements are agreements by which a Series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. In fact, such a transaction is a loan of money to the seller of the securities.

    A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Fund maintained in a central depository or book-entry system or by physical delivery of the securities to the Fund's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

    Even though repurchase transactions usually do not impose market risks on the purchasing Series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

    U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have maturity of greater than five years.

    Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives and the U.S. Postal Service. Securities issued or guaranteed by the Export-Import Bank of the United States, Farmer's Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration and Small Business Administration are supported by the full faith and credit of the U.S. Treasury. Securities issued or guaranteed by Federal National Mortgage Association and Federal Home Loan Banks are supported by the right of the issuer to borrow from the Treasury. Securities issued or guaranteed by the other agencies or instrumentalities listed above are supported only by the credit of the issuing agency.

    Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

    Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

    Bankers' Acceptances. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

    Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

    Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

    All of the Money Market Series' investments will mature in 397 days or less and will have a weighted average age of not more than 90 days. By limiting the maturity of its investments, the Series seeks to lessen the changes in the value of its assets caused by market factors. This Series, consistent with its investment objective, will attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. It is expected that the Series' portfolio transactions generally will be with issuers or dealers in money market instruments acting as principal. Accordingly, this Series will normally not pay any brokerage commissions.

    The value of the securities in the Money Market Series' portfolio can be expected to vary inversely to changes in prevailing interest rates, with the amount of such variation depending primarily on the period of time remaining to maturity of the security. Long-term obligations may fluctuate more in value than short-term obligations. If interest rates increase after a security is purchased, the security, if sold, could be sold at a loss. On the other hand, if interest rates decline after a purchase, the security, if sold, could be sold at a profit. If, however, the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations, although the day-to-day valuation of the portfolio could fluctuate. Substantial withdrawals of the amounts held in the Money Market Series could require it to sell portfolio securities at a time when a sale might not be favorable. The value of a portfolio security also may be affected by other factors, including factors bearing on the credit-worthiness of its issuer. A more detailed discussion of amortized cost is contained under "Determination of Net Asset Value."

ALLOCATION SERIES: MARKET SEGMENT INVESTMENTS AND TRADING
    Market Segment Investments. The Allocation Series seeks to achieve its investment objective by investing in the three market segments of stocks, bonds, and money market instruments described below.

    (1) STOCK--common stocks and other equity-type securities such as preferred stocks, securities convertible into common stock and warrants;

    (2) BONDS--bonds and other debt securities with maturities generally exceeding one year, including:

           (a) publicly offered straight debt securities having a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB) or, if unrated, those publicly offered straight debt securities which are judged by the Account to be of equivalent quality to securities so rated;

           (b) obligations issued, sponsored, assumed or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;

           (c) obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations have a rating within the highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A) and do not exceed 25% of the Allocation Series' total assets;

           (d) publicly offered straight debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the three highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A), and certificates of deposit of such banks; and

           (e) high yield, high risk fixed income securities (commonly referred to as "junk bonds") having a rating below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation or unrated securities of comparable quality provided such securities do not exceed 5% of the Allocation Series' total assets.

    (3) MONEY MARKET--money market instruments and other debt securities with maturities generally not exceeding one year, including:

           (a) those money market instruments described in this Statement of Additional Information; and

           (b) reverse repurchase agreements with respect to any of the foregoing obligations. Reverse repurchase agreements are agreements in which the Series, as the seller of the securities, agrees to repurchase them at an agreed time and price. This transaction constitutes a borrowing of money by the seller of the securities. The Series will maintain sufficient funds in a segregated account with its Custodian to repurchase securities pursuant to any outstanding reverse repurchase agreement. The Series is required to maintain at all times asset coverage of at least 300% for all obligations under reverse repurchase agreements.

    Trading. In order to achieve the Series' investment objective, the timing and amounts of purchases and sales of particular securities and particular types of securities (i.e., common stock, debt, money market instruments) will be of significance. As a result, the Allocation Series intends to use trading as a means of managing the portfolio of the Series in seeking to achieve its investment objective. Trading is used primarily in anticipation of, or in response to, market developments or to take advantage of yield disparities. The Investment Adviser will engage in trading when it believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the Investment Adviser's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. Such trading places a premium on the Investment Adviser's ability to obtain relevant information, evaluate it properly and take advantage of its evaluations by completing transactions on a favorable basis. If the Investment Adviser's evaluations and expectations prove to be incorrect, the Series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs, but, as explained above, will be engaged in when the Investment Adviser believes that the result of the trading, net of transaction costs, will benefit the Series. Purchases and sales of securities will be made, whenever necessary in the Investment Adviser's view, to achieve the total return investment objective of the Series without regard to the resulting brokerage costs.

    In addition to the traditional investment techniques for purchasing and selling, and engaging in trading, the Allocation Series may enter into financial futures and options contracts.


ENHANCED INDEX SERIES
    The investment strategy of the Enhanced Index Series is to earn a total return modestly in excess of the total return performance of the S&P 500 (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500. The Series is appropriate for investors who seek a modestly enhanced total return relative to that of large and medium sized U.S. companies typically represented in the S&P 500. The Portfolio intends to invest in securities of approximately 350 issuers, which securities are rated by the Series' Subadviser to have above average expected returns.

    The Series' seeks to achieve its investment objective through fundamental analysis, systematic stock valuation and disciplined portfolio construction.

o Fundamental research: The Series' Subadviser's approximately 25 domestic equity analysts, each an industry specialist with an average of approximately 12 years experience, follow over 900 predominantly large and medium sized U.S. companies--approximately 550 of which form the universe for the Series' investments. A substantial majority of these companies are issuers of securities which are included in the S&P 500. The analysts' research goal is to forecast normalized, longer term earnings and dividends for the companies that they cover.

o Systematic valuation: The analysts' forecasts are converted into comparable expected returns by a dividend discount model, which calculates those expected returns by solving for the rate of return that equates the company's current stock price to the present value of its estimated long-term earnings power. Within each sector, companies are ranked by their expected return and grouped into quintiles; those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

o Disciplined portfolio construction: A diversified portfolio is constructed using disciplined buy and sell rules. Sector weightings will generally approximate those of the S&P 500. The Series will normally be principally comprised, based on the dividend discount model, of stocks in the first four quintiles. Finally, the Series holds a large number of stocks to enhance its diversification.

    Under normal market circumstances, the Series' Adviser will invest at least 80% of its net assets in equity securities consisting of common stocks and other securities with equity characteristics such as trust interests, limited partnership interests, preferred stocks, warrants, rights and securities convertible into common stock. The Series' primary equity investments will be the common stock of large and medium sized U.S. companies with market capitalizations above $1 billion. Such securities will be listed on a national securities exchange or traded in the over-the-counter market. The Series may invest in similar securities of foreign corporations, provided that the securities of such corporations are included in the S&P 500.

    The Series intends to manage its portfolio actively in pursuit of its investment objective. Since the Series has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective.


FINANCIAL FUTURES AND RELATED OPTIONS
    Allocation Series. The Allocation Series may enter into financial futures contracts for the purchase or sale of debt obligations which are traded on exchanges that are licensed and regulated by Commodity Futures Trading Commission.

    A futures contract on a debt obligation is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standard face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, the Series will legally obligate itself to accept delivery of the underlying security and pay the agreed price. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Trustees of the Fund.

    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While futures positions taken by the Series usually would be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

    The purpose of hedging in debt obligations is to establish more certainty than otherwise would be possible in the effective rate of return on portfolio securities. The Series might, for example, take a "short" position in the futures markets by entering into contracts for the future delivery of securities held by it in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. When hedging of this type is successful, any depreciation in the value of securities will be substantially offset by appreciation in the value of the futures position. On the other hand, the Series might take a "long" position by entering into contracts for the future purchase of securities. This could be done when the Series anticipated the future purchase of particular debt securities but expects the rate of return then available in the securities market to be less favorable than rates that are currently available in the futures markets.

    The Allocation Series will incur brokerage fees in connection with its financial futures transactions, and will be required to deposit and maintain funds with its custodian in its own name as margin to guarantee performance of its future obligations.

    While financial futures would be traded to reduce certain risks, futures trading itself entails certain other risks. One risk arises because of the imperfect correlation between movements in the price of the futures contracts and movements in the price of the debt securities which are the subject of such contracts. In addition, the market price of futures contracts may be affected by certain factors, such as the closing out of futures contracts by investors through offsetting transactions, margin, deposit and maintenance requirements, and the participation of speculators in the futures market. Another risk is that there may not be a liquid secondary market on an exchange or board of trade for a given futures contract or at a given time, and in such event it may not be possible for the Series to close a futures position. Finally, successful use of futures contracts by the Series is subject to the Investment Adviser's ability to predict correctly movements in the direction of interest rates and other factors affecting the market for debt securities. Thus, while the Series may benefit from the use of such contracts, the operation of these risk factors may result in a poorer overall performance for the Series than if it had not entered into any futures contract.

    The Allocation Series is required to maintain at all times an asset coverage of at least 300% for all of its borrowings, which include obligations under any financial futures contract on a debt obligation or reverse repurchase agreement. In addition, immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the Series' futures contracts (both for receipts and delivery) will not exceed 10% of its total assets. A futures contract for the receipt of a debt obligation will be offset by any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily held in a segregated account with the custodian bank for the Series in an amount sufficient to cover the cost of purchasing the obligation.


    International, Enhanced Index and Asia Series. The International, Enhanced Index and Asia Series may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase or in the exchange rate of foreign currencies. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market.


    Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

    The Series may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase or exchange board-traded put and call options on financial futures contracts.

    The Series will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, it will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of the purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract, minus the initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Series may enter into financial futures contracts and related options also may be limited by requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company.

    Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser or Subadviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case the Series' return might have been greater had hedging not taken place. There also is the risk that a liquid secondary market may not exist. The risk in purchasing an option on a financial futures contract is that the Series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the Series while the purchase or sale of the contract would not have resulted in a loss.

    Theme Series. The Theme Series may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Series' portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Series may wish to purchase in the future by purchasing futures contracts.

    The Theme Series may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.


    In contrast to the situation when such Series purchases or sells a security, no security is delivered or received by the Series upon the purchase or sale of a financial futures contract. Initially, this Series will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

    The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. For more information regarding options, see below.

    Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

    The Theme Series will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

OPTIONS

    MONEY MARKET, GROWTH, BALANCED, INTERNATIONAL, MULTI-SECTOR, ALLOCATION, THEME, ENHANCED INDEX AND ASIA SERIES:
    Writing Covered Call Options. The Money Market, Growth, Balanced, Allocation, Theme, Enhanced Index and Asia Series may write (sell) covered call options on securities owned by them, including securities into which convertible securities are convertible, provided that such call options are listed on a national securities exchange.


    A call option gives the holder the right to buy a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to sell the underlying security to the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised. The seller of the call option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligations under the option contract and thereby foregoing the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except insofar as the premium represents such a profit).

    A call option may be purchased to terminate a call option previously written. The premium paid in connection with the purchase of a call option may be more than, equal to or less than the premium received upon writing the call option which is being terminated.

    When a Series writes a covered call option, an amount equal to the premium received by it is included in assets of the Series offset by an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. Market value is the last sale price of the options on the exchange on which it is traded, or in absence of a sale, the mean between last bid and offer prices. If an option which the Series has written either expires or enters into a closing purchase transaction, the Series realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

    In order to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code, the Fund intends to limit gains from the sale of securities held or deemed held for less than three months to less than 30% of annual gross income. Accordingly, the Fund may be restricted in the selling of securities which have been held less than three months, in the writing of options on securities into which convertible securities are convertible, in the writing of options on securities which have been held for six months or less, in the writing of options which expire in less than three months and in purchasing options to terminate options which it wrote within the preceding three months. In this regard, the Fund can minimize the possibility of a suspended holding period for purposes of the 30 percent rule to the extent the Fund limits its covered call writing to options with more than 30 days to expiration that are not "deep in the money" and that satisfy certain other requirements such that they will constitute "qualified covered call options" as defined in Section 1092(c)(4)(B) of the Code, as recently enacted.

    An option is generally considered to be "in the money" if the striking price under the option is less than the currently prevailing price of the stock covered by the option so that there is a built-in discount or intrinsic value to the option. Section 1092(c)(4) of the Internal Revenue Code sets forth complex rules defining options which are "deep in the money." These rules vary in their application depending upon the prevailing stock price and the stock price under option contracts available in the market, but are designed to provide objective rules to classify as "deep in the money" options those options whose primary value is attributable to their built-in discount or intrinsic value.

    Premium income earned with respect to a qualified covered call option contract which lapses or experiences gain or loss from such an option contract which is closed out (other than by exercise) generally will be short-term capital gain or loss. Further, gain or loss with respect to the exercise of such an option contract generally will be short-term or long-term depending upon the actual or deemed holding period of the underlying security. However, any loss realized from writing a "qualified covered call option" which has a strike price that is less than the applicable security price as defined in Section 1092(c)(4)(G) of the Code will be treated as a long-term capital loss, if gain from the sale of the underlying security at the time the loss is realized would be long-term capital gain. Also, with respect to such options, the holding period of the underlying security will not include any period during which the Fund has a written option outstanding.


    Buying Call and Put Options. The Allocation, Balanced, Enhanced Index and Theme Series may buy national exchange-traded call and put options on equity and debt securities and on various stock market indexes. The Money Market, Growth and Multi-Sector Series may purchase a call option only to terminate a call option previously written. (See "Writing Covered Call Options" above for a description of call options.)


    A put option on equity or debt securities gives the holder the right to sell such a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to buy the underlying security from the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised.

    Call and put options on stock market indexes operate the same way as call and put options on equity or debt securities except that they are settled in cash. In effect, the holder of a call option on a stock market index has the right to buy the value represented by the index at a specified price for a stated period of time. Conversely, the holder of a put option on a stock market index has the right to sell the value represented by the index for a specified price for a stated period of time. To be settled in cash means that if the option is exercised, the difference in the current value of the stock market index and the exercise value must be paid in cash. For example, if a call option was bought on the XYZ stock market index with an exercise price of $100 (assuming the current value of the index is 110 points, with each point equal to $1.00), the holder of the call option could exercise the option and receive $10 (110 points minus 100 points) from the seller of the option. If the index equals 90 points, the holder of the option receives nothing.

    The seller of an option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligation under the option contract. In the case of call options, the premium compensates the seller for the loss of the opportunity to profit from any increase in the value of the security or the index. The premium to a seller of a put option compensates the seller for the risk assumed in connection with a decline in the value of the security or index.

    A Series may close an open call or put option position by selling a call option, in the case of an open call position, or a put option, in the case of an open put option, which is the same as the option being closed. The Series will receive a premium for selling such an option. The premium received may be more than, equal to or less than the premium paid by the Series when it bought the option which is being closed.

    Immediately after entering into an opening option position the total value of all open option positions based on exercise price will not exceed ten percent (10%) of the Allocation or Balanced Series' total assets. The premium paid by the Series for the purchase of a call or a put option and the expiration or closing sale transaction with respect to such options are treated in a manner analogous to that described above, except there is no liability created to the Series. The premium paid for any such option is included in assets and marked to the market value on a current basis. If the options expire the Series will realize a short-term loss on the amount of the cost of the option. If a purchased put or call option is closed out by the Series entering into a closing sale transaction, the Series will realize a short-term gain or loss, depending upon whether the sale proceeds from the closing sale transaction are greater or less than cost of the put or call option.


    INTERNATIONAL, THEME, ENHANCED INDEX AND ASIA SERIES:
    In furtherance of its objectives, the International, Theme, Enhanced
Index and Asia Series may write covered call options and purchase call and put options on securities. In addition, the Series may write secured put options and enter into option transactions on foreign currency.


    Writing (Selling) Call and Put Options. A call option on a security or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security or foreign security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

    A put option on a security or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the options depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

    The Series may write exchange-traded call options on its securities. Call options may be written on portfolio securities and on securities indices, and on foreign currencies. The Series may, with respect to securities and foreign currencies, write call and put options on an exchange or over the counter. Call options on portfolio securities will be covered since the Series will own the underlying securities or other securities that are acceptable for escrow at all times during the option period. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Call options on foreign currencies and put options on securities and foreign currencies will be covered by securities acceptable for escrow. The Series may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contract.

    The Series will write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

    During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the Series' ability to close out options it has written.

    During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for any appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a Portfolio's ability to close out options it has written.


    Purchasing Call and Put Options, Warrants and Stock Rights. The International, Theme, Enhanced Index and Asia Series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities and securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Series will invest in call and put options whenever, in the opinion of the Adviser or Subadviser, a hedging transaction is consistent with its investment objectives. The Series may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the Series may lose the premium it paid plus transaction costs.


    Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. The International, Theme and Asia Series intend to invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the New York Stock Exchange or the American Stock Exchange.

    Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by the Adviser or Subadviser and verified in appropriate cases.

    A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the International Series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

    The Fund understands the position of the staff of the Securities and Exchange Commission (the "SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. Although the Subadviser has found that dealers with which they will engage in OTC options transactions are generally agreeable to and capable of entering into closing transactions, the Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the International Series.

    The Fund will engage in OTC options transactions only with dealers that meet certain credit and other criteria established by the Board of Trustees of the Fund. The Fund and the Adviser believe that the approved dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. The Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options, plus a "liquidity charge" related to OTC options written by the Fund in illiquid securities plus any other portfolio securities considered to be illiquid, would exceed 10% of the Fund's total assets. The "liquidity charge" referred to above is computed as described below.

    The Fund anticipates entering into agreements with dealers to which the Fund sells OTC options. Under these agreements the Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

FOREIGN CURRENCY TRANSACTIONS

    For each Series investing in foreign securities, the value of the assets of such Series as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Series may incur costs in connection with conversions between various currencies. A Series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. At the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the Series' initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.


    When a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Series is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The International and Asia Series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

    When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a Series' portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

    It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Series to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver.

    If the Series retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series would realize gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Series will have to convert holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

ZERO AND DEFERRED COUPON DEBT SECURITIES
    The Multi-Sector Series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations) or until maturity ("zero coupon" obligations). Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are purchased by the Series at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the Series' shares may decline more as a result of an increase in interest rates than would be the case if the Series did not invest in deferred or zero coupon bonds.

REAL ESTATE INVESTMENT TRUSTS
    As described in the Prospectus, the Real Estate Series intends under normal conditions to invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

    REITs generally can be classified as follows:

    --Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

    --Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

    --Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

    REITs are like closed-end investment companies in that they are essentially holding companies which rely on professional managers to supervise their investments. A shareholder in the Real Estate Series should realize that by investing in REITs indirectly through the Series, he will bear not only his proportionate share of the expenses of the Series, but also, indirectly similar expenses of underlying REITs.

DEBT SECURITIES

    Up to 25% of the Real Estate Series total assets may be invested in debt securities (which include for purposes of this investment policy convertible debt securities which PRS believes have attractive equity characteristics).
The Real Estate Series may invest in debt securities rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's") or, if not rated, are judged to be of comparable quality as determined by PRS. In choosing debt securities for purchase by the Portfolio, PRS will employ the same analytical and valuation techniques utilized in managing the equity portion of the Real Estate Series holdings (see "Investment Advisory and Other Services") and will invest in debt securities only of companies that satisfy PRS' investment criteria.


    The value of the Real Estate Series investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities generally can be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

JUNK BONDS
    The International and Allocation Series may invest up to 10% and 5%, respectively, of total net assets in non-investment grade debt securities. The market prices of such lower rated securities generally fluctuate in response to changes in interest rates and economic conditions more than those of higher rated securities. Additionally, there is a greater possibility that an adverse change in the financial condition of an issuer, particularly a higher leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Series seeking recovery from the issuer. Lower rated securities may be thinly traded and less liquid than higher rated securities and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

REAL ESTATE SECURITIES
    The Real Estate Series will not invest in real estate directly, but only in securities issued by real estate companies. However, the Portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

    Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly.

    In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs also are subject to potential defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Series to possibly fail to qualify as a regulated investment company.

EMERGING MARKET SECURITIES
    The Asia Series may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets in Asia will include countries: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Series also may invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; or (iii) companies whose principal activities are located in emerging market countries.

    The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Series is uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause the Series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Series due to subsequent declines in value of the portfolio securities or, if the Series has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

    Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Series any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Series.

    ADDITIONAL RISK FACTORS. As a result of its investments in foreign securities, the Series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Series may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Series may hold such currencies for an indefinite period of time.

    In addition, the Series may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Series may hold foreign currency in anticipation of purchasing foreign securities. The Series also may elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Series to do so. In such instances as well, the Series may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

    While the holding of currencies will permit the Series to take advantage of favorable movements in the applicable exchange rate, it also exposes the Series to risk of loss if such rates move in a direction adverse to the Series' position. Such losses could reduce any profits or increase any losses sustained by the Series from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. ln addition, the holding of currencies could adversely affect the Series' profit or loss on currency options or forward contracts, as well as its hedging strategies.


WHEN-ISSUED SECURITES

    New issues of certain securities are offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate, if any, that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Enhanced Index Series will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the Series may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Series purchases securities on a when-issued basis, cash or liquid high quality debt securities equal in value to commitments for the when-issued securities will be deposited in a segregated account with the Series' custodian bank. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

    Securities purchased on a when-issued basis and the securities held in the Enhanced Index Series are subject to changes in market value. Therefore, to the extent the Series remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the Series merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains. When the time comes to pay for when-issued securities, the Series will meet its obligations from then available cash flow, the sales of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation).


INDUSTRY CLASSIFICATIONS

    For the purposes of establishing industry classifications for the Theme Series, the Adviser utilizes the William O'Neil & Co., Inc. Industry Group Index. The William O'Neil & Co., Inc. Industry Group Index is presently comprised of 197 industry classifications. Classifications are determined based on the following broad sectors: Basic Material, Energy, Capital Equipment, Technology, Consumer Cyclical, Retail, Consumer Staple, Health Care, Transportation,

Financial and Utilities. Sectors are then divided into industry groups based upon income sources and other economically relevant criteria as determined by O'Neil & Co., Inc.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
    The Fund's fundamental policies as they affect any Series cannot be changed without the approval of a vote of a majority of the outstanding shares of such Series, which is the lesser of (i) 67% or more of the voting securities of such Series present at a meeting if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Series. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon by any Series if a majority of the outstanding voting securities of that Series votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other Series affected by such matter and
(2) that such matter has not been approved by a majority of the outstanding voting securities of the Fund.

    The following investment restrictions are fundamental policies of the Fund with respect to all Series and may not be changed except as described above. The Fund may not:

   (1) Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate. The Real Estate Series may, however, invest in mortgage backed securities.

   (2) Make loans other than loans of securities secured by cash or cash equivalents for the full value of the securities; any interest earned from securities lending will inure to the benefit of the Series which holds such securities. However, the purchase of debt securities which are ordinarily purchased by financial institutions are not considered the loaning of money.

   (3) Invest in commodities or in commodity contracts or in options, provided, however, that it may write covered call option contracts; and provided further, that the Allocation and Balanced Series may enter into financial futures contracts to purchase and sell debt obligations and may buy call and put options on securities and stock market indexes; and provided further, that the International and Asia Series may purchase call and put options on securities, engage in financial futures contracts and related options transactions, write secured put options, and enter into foreign currency and foreign currency options transactions.

   (4) Engage in the underwriting of securities of other issuers, except to the extent any Series may be deemed an underwriter in selling as part of an offering registered under the Securities Act of 1933 securities which it has acquired. The International and Asia Series will buy and sell securities outside the United States that are not registered with the SEC or marketable in the United States.

   (5) Borrow money, except as a temporary measure where such borrowing would not exceed 25% of the market value of total assets at the time each such borrowing is made. However, the Fund may borrow money for any general purpose from a bank provided such borrowing does not exceed 10% of the net asset value of the Fund, not considering any such borrowings as liabilities. The Allocation, International and Asia Series may borrow money to the extent of financial futures transactions and reverse repurchase agreements, provided that such borrowings are limited to 33 1/3% of the value of the total assets of the Series.

   (6) Invest in illiquid securities in an amount greater than 15% of the net asset value of any Series' portfolio at the time any such investment is made.

   (7) Purchase securities on margin, except for short-term credits as may be necessary for the clearance of purchases or sales of securities, or to effect a short sale of any security. (The deposit of "maintenance margin" in connection with financial futures contracts is not considered the purchase of a security on margin.)

   (8) Invest for the purpose of exercising control over or management of any company.

   (9) Unless received as a dividend or as a result of an offer of exchange approved by the Securities and Exchange
          Commission or of a plan of reorganization, purchase or otherwise acquire any security issued by an investment company if the Series would immediately thereafter own (a) more than 3% of the outstanding voting stock of the investment company, (b) securities of the investment company having an aggregate value in excess of 5% of the Series' total assets, (c) securities of investment companies having an aggregate value in excess of 10% of the Series' total assets or (d) together with investment companies having the same investment adviser as the Fund (and companies controlled by such investment companies), more than 10% of the outstanding voting stock of any registered closed-end investment company.

  (10) (a) Invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities (other than United States government or government agency securities or in the case of the International and Asia Series, other than foreign government securities), or, with respect to the Allocation and Balanced Series, call or put options contracts and financial futures contracts of any one issuer (including repurchase agreements with any one bank); and
          (b) purchase more than either (i) 10% in principal amount of the outstanding debt securities of an issuer (the foregoing restriction being inapplicable to the Real Estate Series) or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States government or its agencies, bank money instruments or bank repurchase agreements.
          The International Series will, with respect to 75% of its assets, limit its investment in the securities of any one foreign government, its agencies or instrumentalities, to 5% of the Series' total assets.

  (11) Concentrate the portfolio investments in any one industry (the foregoing restriction being inapplicable to the Real Estate Series). No security may be purchased for a Series if such purchase would cause the value of the aggregate investment in any one industry to exceed 25% of the Fund's total assets. However, the Money Market Series and Allocation Series may invest more than 25% of their assets in the banking industry. The Real Estate Series may invest not less than 75% of its assets in the real estate industry.

  (12)    Issue senior securities.

  (13) Enter into repurchase agreements which would cause more than 10% of any Series' net assets (taken at market value) to be subject to repurchase agreements maturing in more than seven days.

PORTFOLIO TURNOVER
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    The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Series' securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Series. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each Series' shares by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates for each Series (other than the Money Market and Enhanced Index Series) are set forth under "Financial Highlights" in the Prospectus.


BALANCED SERIES
    In the fiscal years ended December 31, 1995 and December 31, 1996, the turnover rates for the equity portion of the Balanced Series were 256% and 288%, respectively. The turnover rates for the fixed income securities were 175% and 117%, respectively for the same periods.

ALLOCATION SERIES
    In the fiscal years ended December 31, 1995 and December 31, 1996, the turnover rates for the equity portion of the Allocation Series were 195% and 280%, respectively. The turnover rates for the fixed income securities were 112% and 253%, respectively for the same periods.


                             MANAGEMENT OF THE FUND

    The Trustees and executive officers of the Fund and their principal occupations for the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is One American Row, Hartford, Connecticut 06102. The Trustees and executive officers are listed below.

                               POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               WITH THE FUND           DURING PAST FIVE YEARS
----------------               -------------           ----------------------
C. Duane Blinn (69)            Trustee                 Partner in the law firm of Day, Berry & Howard. Director/Trustee, Phoenix
Day, Berry & Howard                                    Funds (1980-present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix
City Place                                             Duff & Phelps Institutional Mutual Funds (1996-present). Director/Trustee,
Hartford, CT 06103                                     the National Affiliated Investment Companies (until 1993).

Robert Chesek (62)             Trustee                 Trustee/Director, Phoenix Funds (1981-present) and Chairman
49 Old Post Road                                       (1989-1994). Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Wethersfield, CT 06109                                 Phelps Institutional Mutual Funds (1996-present). Director/Trustee, the
                                                       National Affiliated Investment Companies (until 1993). Vice President,
                                                       Common Stock, Phoenix Home Life Mutual Insurance Company
                                                       (1980-1994).

                               POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               WITH THE FUND           DURING PAST FIVE YEARS
----------------               -------------           ----------------------
E. Virgil Conway (67)          Trustee                 Chairman, (1992-present), Metropolitan Transportation Authority.
9 Rittenhouse Road                                     Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                   (1970-present), Pace University (1978-present), Atlantic Mutual Insurance
                                                       Company (1974-present), HRE Properties (1989-present), Greater New
                                                       York Councils, Boy Scouts of America (1985-present), Union Pacific Corp.
                                                       (1978-present), Blackrock Fund for Fannie Mae Mortgage Securities
                                                       (Advisory Director) (1990-present); Centennial Insurance Company
                                                       (1974-present), Josiah Macy, Jr. Foundation (1975-present), and The
                                                       Harlem Youth Development Foundation (1987-present). Chairman, Audit
                                                       Committee of the City of New York (1981-1996). Director/Trustee, the
                                                       National Affiliated Investment Companies (until 1993). Director/Trustee,
                                                       Phoenix Funds (1993-present). Trustee, Phoenix-Aberdeen Series Fund and
                                                       Phoenix Duff & Phelps Institutional Mutual Funds (1996-present). Director,
                                                       Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility and
                                                       Corporate Bond Trust Inc. (1995-present). Director, Accuhealth
                                                       (1994-present), Trism, Inc. (1994-present)and Realty Foundation of New
                                                       York (1972-present). Chairman, New York Housing Partnership
                                                       Development Corp. (1981-present)., and Blackrock Fannie Mae Mortgage
                                                       Securities Fund (Advisory Director) (1989-1996) and  Advisory Director,
                                                       Fund Directions (1993-present). Chairman, Financial Accounting Standards
                                                       Advisory Council (1992-1995).

Harry Dalzell-Payne (67)       Trustee                 Director/Trustee, Phoenix Funds (1983-present). Trustee, Phoenix-
330 East 39th Street                                   Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
Apt. 29G                                               (1996-present). Director Duff & Phelps Utilities Tax-Free Income Inc. and
New York, NY 10016                                     Duff & Phelps Utility and Corporate Bond Trust Inc. (1995-present).
                                                       Director, Farragut Mortgage Co., Inc. (1991-1994). Director/Trustee, the
                                                       National Affiliated Investment Companies (1983-1993). Formerly, a Major
                                                       General of the British Army.

*Francis E. Jeffries (66)      Trustee                 Director and Chairman of the Board, Phoenix Duff & Phelps Corporation
6585 Nicholas Blvd.                                    (1995-present). Director/Trustee, Phoenix Funds (1995-present). Trustee,
Apt. 1601                                              Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Naples, FL 33963                                       Mutual Funds (1996-present). Director, Duff & Phelps Utilities Income Fund
                                                       (1987-present), Duff & Phelps Utilities Electric Company (1984-present).
                                                       Director (1989-1995), Chairman of the Board (1993-1995), President
                                                       (1989-1993), and Chief Executive Officer (1989-1995) and Duff & Phelps
                                                       Corporation.

Leroy Keith, Jr. (58)          Trustee                 Chairman and Chief Executive Officer, Carson Products Company
64 Ross Road                                           (1995-present). Director/Trustee, Phoenix Funds (1980-present). Trustee,
Savannah, GA 31405                                     Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
                                                       Mutual Funds (1996-present). Director, Equifax Corporation
                                                       (1991-present), and Keystone International Fund, Inc. (1989-present).
                                                       Trustee, Keystone Liquid Trust, Keystone Tax Exempt Trust, Keystone Tax
                                                       Free Fund, Master Reserves Tax Free Trust, and Master Reserves Trust.
                                                       Trustee, Director/Trustee, the National Affiliated Investment Companies
                                                       (until 1993). Director, Blue Cross/Blue Shield (1989-1993) and First Union
                                                       Bank of Georgia (1989-1993). President, Morehouse College (1987-1994).
                                                       Chairman and Chief Executive Officer, Keith Ventures (1994-1995).

                               POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               WITH THE FUND           DURING PAST FIVE YEARS
----------------               -------------           ----------------------
*Philip R. McLoughlin (50)     Trustee and President   Director, Vice Chairman and Chief Executive Officer, Phoenix Duff & Phelps
                                                       Corporation (1995-present).  Director (1994-present) and Executive Vice
                                                       President , Investments, Phoenix Home Life Mutual Insurance Company
                                                       (1988-present). Director/Trustee and President, Phoenix Funds
                                                       (1989-present). Trustee, Phoenix -Aberdeen Series Fund and Phoenix
                                                       Duff & Phelps Institutional Mutual Funds (1996-present). Director, Duff &
                                                       Phelps Utilities Tax-Free Income Inc. (1995-present) and Duff & Phelps
                                                       Utility and Corporate Bond Trust Inc. (1995-present), Director
                                                       (1983-present) and  Chairman (1995-present),  Phoenix Investment
                                                       Counsel, Inc. Director (1984-present) and President (1990-present),
                                                       Phoenix Equity Planning Corporation. Director, Phoenix Realty Group, Inc.
                                                       (1994-present), Phoenix Realty Advisors, Inc. (1987-present), Phoenix
                                                       Realty Investors, Inc. (1994-present), Phoenix Realty Securities, Inc.
                                                       (1994-present), PXRE Corporation (Delaware) (1985-present)and
                                                       World Trust Fund (1991-present). Director and Executive Vice President,
                                                       Phoenix Life and Annuity Company (1996-present), Director and Executive
                                                       Vice President, PHL Variable Insurance Company (1995-present) and
                                                       Director, Phoenix Charter Oak Trust Company (1996-present).
                                                       Director/Trustee, the National Affiliated Investment Companies (until 1993).
                                                       Director (1994-present), Chairman (1996-present) and Chief Executive
                                                       Officer (1995-1996), National Securities & Research Corporation, and
                                                       Director and President, Phoenix Securities Group, Inc. (1993-1995).
                                                       Director (1992-present) and President (1992-1994)W. S. Griffith & Co.,
                                                       Inc. and Director (1992-1995) and President (1992-1994), Townsend
                                                       Financial Advisers, Inc. Director and Vice President, PM Holdings, Inc.
                                                       (1985-present).


Everett L. Morris (68)         Trustee                 Vice President, W. H. Reaves and Company (1993-present).
164 Laird Road                                         Director/Trustee, Phoenix Funds (1995-present). Trustee, Duff & Phelps
Colts Neck, NJ 07722                                   Mutual Funds (1994-present). Trustee, Phoenix-Aberdeen Series Fund and
                                                       Phoenix Duff & Phelps Institutional Mutual Funds (1996-present). Director,
                                                       Duff & Phelps Utilities Tax-Free Income Inc. (1991-present), Incorporated
                                                       (1989-1993). Senior Executive Vice President and Chief Financial Officer,
                                                       Public Service Electric and Gas Company (1986-1992).

*James M. Oates (50)           Trustee                 Chairman, IBEX Capital Markets LLC (1997-present). Managing Director, The
60 State Street                                        Wydown Group (1994-present). Director, Phoenix Duff & Phelps
Suite 950                                              Corporation (1995-present). Director/Trustee, Phoenix Funds. Trustee,
Boston, MA 02109                                       Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
                                                       Funds (1996-present). Director, Govett Worldwide Opportunity Funds, Inc.
                                                       (1991-present), Blue Cross and Blue Shield of New Hampshire
                                                       (1994-present), Stifel Financial (1996-present), Investors Bank and Trust
                                                       Corporation (1995-present), Investors Financial Services Corporation
                                                       (1995-present), and Plymouth Rubber Co. (1995-present). Member,
                                                       Chief Executives Organization (1996-present). Director (1984-1994),
                                                       President (1984-1994) and Chief Executive Officer (1986-1994).


*Calvin J. Pedersen (55)       Trustee                 Director and President, Phoenix Duff & Phelps Corporation (1995-present).
55 East Monroe Street                                  Director/Trustee, Phoenix Funds (1984-present). Trustee, Phoenix-
Suite 3600                                             Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
Chicago, IL 60603                                      Funds (1996-present). President and Chief Executive Officer, Duff & Phelps
                                                       Utilities Tax-Free Income Inc. (1995-present), Duff & Phelps Utilities Income
                                                       Fund (since inception), and Duff & Phelps Utility and Corporate Bond Trust
                                                       Inc. (1995-present). Director (1986-1995), President (1993-1995) and
                                                       Executive Vice President (1992-1993), Duff & Phelps Corporation.


                               POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               WITH THE FUND           DURING PAST FIVE YEARS
----------------               -------------           ----------------------
Philip R. Reynolds (69)        Trustee                 Director/Trustee, Phoenix Funds (1984-present). Trustee, Phoenix-
43 Montclair Drive                                     Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
West Hartford, CT 06107                                (1996-present). Director, Vestaur Securities, Inc. (1972-present). Trustee and Treasurer, J. Walton Bissell Foundation, Inc., (1988-present).
                                                       Director/Trustee, the National Affiliated Investment Companies (until 1993).

Herbert Roth, Jr. (68)         Trustee                 Director/Trustee, Phoenix Funds (1980-present). Trustee, Phoenix-
134 Lake Street                                        Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
P. O. Box 909                                          (1996-present). Director, Boston Edison Company (1972-present),
Sherborn, MA 01770                                     Landauer, Inc. (medical services) (1970-present), Tech Ops./Sevcon, Inc.
                                                       (electronic controllers) (1987-present), Key Energy Group (oil rig service)
                                                       (1988-1994), and Mark IV Industries (diversified manufacturer)
                                                       (1985-present). Director/Trustee, the National Affiliated Investment
                                                       Companies (until 1993).

Richard E. Segerson (51)       Trustee                 Director/Trustee, Phoenix Funds (1993-present). Trustee, Phoenix-
102 Valley Road                                        Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
New Canaan, CT 06840                                   (1996-present). Managing Director, Mullin Associates (1993-present). Vice
                                                       President and General Manager, Coates & Clark, Inc. (previously Tootal
                                                       American, Inc.) (1991-1993). Director/Trustee, the National Affiliated
                                                       Investment Companies (1984-1993).

Lowell P. Weicker, Jr. (65)    Trustee                 Trustee/Director, the Phoenix Funds (1995-present). Trustee, Phoenix-
731 Lake Avenue                                        Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
Greenwich, CT 06830                                    (1995-present). Director, UST, Inc. (1995-present) and HPSC, Inc.

                                                       (1995-present), Compuware (1996-present), Visiting Professor, University of
                                                       Virginia (1997-present), Duty Free International (1997-present) and
                                                       Chairman, Dresing, Lierman, Weicker (1995-1996). Former Governor of the
                                                       State of Connecticut (1991-1995).

---------------
* Trustees identified with an asterisk are considered to be interested persons of the Fund (within the meaning of the Investment Company Act of 1940, as amended) because of their affiliation with the Phoenix Investment Counsel, Inc., Phoenix Realty Securities, Inc.or Phoenix Equity Planning
    Corporation.

Michael E. Haylon (39)         Executive               Director and Executive Vice President, Investments, Phoenix Duff & Phelps
                               Vice President          Corporation (1995-present). Senior Vice President, Securities Investments,
                                                       Phoenix Home Life Mutual Insurance Company (1993-1995). Executive
                                                       Vice President, the Phoenix Funds (1995-present), Phoenix-Aberdeen
                                                       Series Fund (1996-present, and Vice President, Phoenix Duff & Phelps
                                                       Institutional Mutual Funds (1996-present). Director (1994-present), President
                                                       (1995-present), and Executive Vice President (1994-1995), Phoenix Investment
                                                       Counsel, Inc. Director (1994-present), President (1996-present) and
                                                       Executive Vice President (1994-1996), National Securities & Research
                                                       Corporation. Director, Phoenix Equity Planning Corporation (1995-present).
                                                       Various other positions with Phoenix Home Life Mutual Insurance Company
                                                       (1990-1993).

                               POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               WITH THE FUND           DURING PAST FIVE YEARS
----------------               -------------           ----------------------
David R. Pepin (54)            Executive               Executive Vice President, Phoenix Funds, Phoenix-Aberdeen Series Fund and
                               Vice President          Phoenix Duff & Phelps Institutional Mutual Funds (1996-present). Director,
                                                       Phoenix Investment Counsel, Inc., National Securities & Research
                                                       Corporation, and Phoenix Equity Planning Corporation, and (1996-present).
                                                       Executive Vice President, Mutual Fund Sales and Operations, Phoenix Equity
                                                       Planning Corporation (1996-present). Managing Director, Phoenix-
                                                       Aberdeen International Advisors, LLC (1996-present). Executive Vice
                                                       President (1996-present) and Director (1997-present), Phoenix Duff &
                                                       Phelps Corporation. Vice President, Phoenix Home Life Mutual Insurance
                                                       Company (1994-1995). Vice President and General Managerof Digital
                                                       Equipment Corporation (1980-1994).

William J. Newman (58)         Senior Vice President   Executive Vice President (1995-present) and Chief Investment Strategist
                                                       (1996-present), Phoenix Investment Counsel, Inc. Senior Vice President
                                                       (1995-1996), Executive Vice President and Chief Investment Strategist
                                                       (1996-present), National Securities & Research Corporation. Senior Vice
                                                       President, Phoenix Equity Planning Corporation (1995-1996). Vice
                                                       President, Common Stock and Chief Investment Strategist, Phoenix Home
                                                       Life Insurance Company (April 1995-November 1995). Senior Vice
                                                       President, Phoenix Strategic Equity Series Fund, Inc. (1996-present),
                                                       The Phoenix Edge Series Fund (1996-present), Phoenix Multi-Portfolio
                                                       Fund (1995-present), Phoenix Income and Growth Fund (1996-present),
                                                       Phoenix Series Fund (1995-present), Phoenix Strategic Allocation Fund,
                                                       Inc. (1996-present), Phoenix Worldwide Opportunities Fund
                                                       (1996-present), Phoenix Duff & Phelps Institutional Funds
                                                       (1996-present), and Phoenix-Aberdeen Series Fund (1996-present). Chief
                                                       Investment Strategist, Kidder, Peabody Co., Inc. (1993-1994) and Managing
                                                       Director, Equities, Bankers Trust Company (1991-1993).

Hugh Young (38)                Senior                  Senior Vice President, Phoenix-Aberdeen Series Fund (1996-present).
Abtrust Fund Managers LTD      Vice President          Director, Phoenix-Aberdeen International Advisors, LLC. Far East
88A Circular Road                                      Investment Director, Abtrust Fund Managers (Singapore) Limited
Singapore 049439                                       (1988-present). Managing Director, Abtrust Fund Managers (Singapore)
                                                       Limited (1992-present). Director, Abtrust Asian Smaller Companies
                                                       Investment Trust plc (1995-present), Abtrust New Dawn Investment Trust plc (1989-present), Abtrust Emerging Asia Investment Trust Limited
                                                       (1990-present), JF Philippine Fund Inc. and Apollo Tiger.

Curtiss O. Barrows (45)        Vice President          Managing Director, Fixed Income (1996-present), Vice President
                                                       (1991-1996), Phoenix Investment Counsel, Inc. Portfolio Manager, Public
                                                       Bonds, Phoenix Home Life Mutual Insurance Company (1991-1995). Vice
                                                       President, Phoenix Series Fund (1985-present),  Phoenix Multi-Portfolio
                                                       Fund (1995-present). Managing Director, Fixed Income (1996-present),
                                                       Vice President (1993-1996), National Securities & Research Corporation.
                                                       Various other positions with Phoenix Home Life Mutual Insurance Company
                                                       (1985-1991).

Mary E. Canning (40)           Vice President          Managing Director and Investment Strategist (1996-present), Vice President
                                                       (1991-1996), Phoenix Investment Counsel, Inc. Managing Director and
                                                       Investment Strategist, National Securities & Research Corporation
                                                       (1996-present). Associate Portfolio Manager, Common Stock, Phoenix
                                                       Home Life Mutual Insurance Company (1989-1995). Vice President,
                                                       Phoenix Series Fund (1987-present). Phoenix Strategic Allocation Fund
                                                       (1996-present). Various other positions with Phoenix Home Life Mutual
                                                       Insurance Company (1982-1989).

                               POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               WITH THE FUND           DURING PAST FIVE YEARS
----------------               -------------           ----------------------
Jeanne H. Dorey (35)           Vice President          Managing Director, Equities (1996-present), Vice President (1993-1996),
                                                       Phoenix Investment Counsel, Inc. Managing Director, Equities,
                                                       (1996-present), Vice President (1993-1996), National Securities &
                                                       Research Corporation. Vice President, Phoenix Multi-Portfolio Fund
                                                       (1993-present) and Phoenix Worldwide Opportunities Fund
                                                       (1993-present). Portfolio Manager, International, Phoenix Home Life Mutual
                                                       Insurance  Company (until 1995). Investment Analyst and Portfolio
                                                       Manager, Pioneer Group, Inc. (1990-1992).

Jean Claude Gruet              Vice President          Portfolio Manager and Vice President, The Phoenix Edge Series Fund
                                                       (1996-present). Vice President and Portfolio Manager, Atalanta Sosnoff
                                                       Capital Corporation (1994-1996). Vice President and Senior Analyst, UBS
                                                       Securities (1989-1994).

William E. Keen III (33)       Vice President          Assistant Vice President (1996-present), Director of Mutual Fund
100 Bright Meadow Blvd.                                Compliance (1995-1996), Phoenix Equity Planning Corporation. Vice
P.O. Box 2200                                          President, Phoenix Funds, Phoenix-Aberdeen Series Fund and Phoenix Duff
Enfield, CT 06083-2200                                 & Phelps Institutional Mutual Funds (1996-present). Assistant Vice
                                                       President, US Affinity Investments L.P. (1994-1995). Treasurer and
                                                       Secretary, US Affinity Funds (1994-1995). Manager, Fund Administration,
                                                       SEI Corporation (1991-1994).

Christopher J. Kelleher (42)   Vice President          Managing Director, Fixed Income (1996-present). Vice President (1991-
                                                       1996), Phoenix Investment Counsel, Inc. Portfolio Manager, Public Bonds,
                                                       Phoenix Home Life Mutual Insurance Company (1991-1995). Managing
                                                       Director, Fixed Income (1996-present). Vice President (1993-1996),
                                                       National Securities & Research Corporation. Vice President, Phoenix Series
                                                       Fund (1989-present), Phoenix Duff & Phelps Institutional Mutual Funds
                                                       (1996-present). Various other positions with Phoenix Home Life Mutual
                                                       Insurance Company (1983-1991).

David Lui (37)                 Vice President          Portfolio Manager, Equities, Phoenix Investment Counsel, Inc. and National
                                                       Securities & Research Corporation (1996-present). Vice President, Phoenix
                                                       Worldwide Opportunities Fund and Phoenix Multi-Portfolio Fund
                                                       (1996-present). Associate Portfolio Manager, International Portfolios,
                                                       Phoenix Home Life Mutual Insurance Company (1995-1996). Vice
                                                       President, Asian Equities, Alliance Capital Management (1993-1995).
                                                       Associate, Global Markets, Bankers Trust (1990-1993).

William R. Moyer (52)          Vice President          Senior Vice President and Chief Financial Officer, Phoenix Duff & Phelps
100 Bright Meadow Blvd.                                Corporation (1995-present). Vice President, Investment Products Finance,
P.O. Box 2200                                          Phoenix Home Life Mutual Insurance Company (1990-1995). Senior Vice
Enfield, CT 06083-2200                                 President (1990-present), Chief Financial Officer (1996-present), Finance
                                                       (until 1996) and Treasurer (1994-1996), Phoenix Equity Planning
                                                       Corporation. Senior Vice President (1990-present), Chief Financial Officer
                                                       (1996-present), Finance (until 1996) and Treasurer (1994-present),
                                                       Phoenix Investment Counsel, Inc. Senior Vice President (1994-present),
                                                       Chief Financial Officer (1996-present), Finance (until 1996), and Treasurer
                                                       (1994-present), National Securities & Research Corporation. Vice President,
                                                       Phoenix Funds (1990-present), Phoenix Duff & Phelps Institutional Mutual
                                                       Funds (1996-present) and Phoenix-Aberdeen Series Fund (1996-present).
                                                       Vice President, the National Affiliated Companies (until 1993). Senior Vice
                                                       President, Finance, Phoenix Securities Group, Inc. (1993-present). Senior
                                                       Vice President and Chief Financial Officer (1993-1995) and Treasurer
                                                       (1994-1995), W.S. Griffith & Co., Inc. and Townsend Financial Advisers,
                                                       Inc. Senior Vice President and Chief Financial Officer, Phoenix Duff &
                                                       Phelps Investment Management Co. (1996-present).

                               POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               WITH THE FUND           DURING PAST FIVE YEARS
----------------               -------------           ----------------------
Scott C. Noble (50)            Vice President          Senior Vice President, Real Estate, Phoenix Home Life Mutual Insurance
                                                       Company (1991-present). Director and Executive Vice President, Phoenix
                                                       Real Estate Securities, Inc. (1993-present). Vice President, Phoenix Multi-
                                                       Portfolio Fund (1994-present) and Phoenix Duff & Phelps Institutional
                                                       Mutual Funds (1997-present). Director (1991-present) and President
                                                       (1993-present), Phoenix Founders, Inc. Director and President
                                                       (1994-present), Chief Executive Officer (1995-present), Phoenix Realty
                                                       Group, Inc. Director and Chief Executive Officer (1991-present), President
                                                       (1991-1995), Phoenix Realty Advisors, Inc. Director, President and Chief
                                                       Executive Officer (1994-present), Phoenix Realty Investors, Inc. Various other positions with Phoenix Home Life Insurance Company (1991-1993).

C. Edwin Riley, Jr. (43)       Vice President          Managing Director, Equities, Vice President (1995-1996), Phoenix
                                                       Investment Counsel, Inc. Managing Director, Equities, National Securities
                                                       & Research Corporation (1996-present). Vice President, Phoenix Strategic
                                                       Allocation Fund, Inc. (1995-present), Phoenix Series Fund (1996-present).
                                                       Portfolio Manager, Phoenix Home Life Mutual Insurance Company (1995).
                                                       Senior Vice President and Director of Equity Management for Nationsbank
                                                       Investment Management (1988-1995).

Amy L. Robinson (41)           Vice President          Managing Director, Equity Trading (1996-present), Vice President
                                                       (1992-1996), Phoenix Investment Counsel, Inc. Managing Director,
                                                       Securities Administration, Phoenix Home Life Mutual Insurance Company
                                                       (1991-1995). Managing Director, Equity Trading (1996-present), Vice
                                                       President (1993-1996), National Securities & Research Corporation, Vice
                                                       President, Phoenix Series Fund (1989-present). Various other positions with Phoenix Home Life Mutual Insurance Company (1979-1991).

Barbara Rubin (43)             Vice President          Vice President, (1995-present), Managing Director (1992-1995), Second
                                                       Vice President (1986-1992), Real Estate, Phoenix Home Life Mutual
                                                       Insurance Company.  Vice President, Phoenix Multi-Portfolio Fund
                                                       (1994-present) and Phoenix Duff & Phelps Institutional Mutual Funds
                                                       (1997-present). Vice President (1991-present), 238 Columbus Blvd., Inc.
                                                       Director (1988-present) and Vice President (1993-present), Phoenix
                                                       Founders, Inc. Vice President (1993-present), Phoenix Real Estate
                                                       Securities, Inc. Director and President (1987-1991), Executive Vice
                                                       President (1991-1994), Phoenix Realty Advisors, Inc. Executive Vice
                                                       President, Phoenix Realty Group, Inc. (1994-present). President
                                                       (1995-present), Executive Vice President (1994-1995), Phoenix Realty
                                                       Securities, Inc.

Leonard J. Saltiel (43)        Vice President          Managing Director, Operationsand Service (1996-present), Senior Vice
100 Bright Meadow Blvd.                                President (1994-1996), Phoenix Equity Planning Corporation. Vice
P.O. Box 2200                                          President, Phoenix Funds (1994-present), Phoenix Duff & Phelps
Enfield, CT 06083-2200                                 Institutional Mutual Funds (1996-present) and National Securities &
                                                       Research Corporation (1994-present). Vice President, Investment
                                                       Operations, Phoenix Home Life Mutual Insurance Company (1994-1995).
                                                       Various positions with Home Life Insurance Company and Phoenix Home
                                                       Life Mutual Insurance Company (1987-1994).

                               POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               WITH THE FUND           DURING PAST FIVE YEARS
----------------               -------------           ----------------------
Dorothy J. Skaret (44)         Vice President          Director, Money Market Trading (1996-present), Vice President
                                                       (1991-1996), Phoenix Investment Counsel, Inc. Director, Public Fixed
                                                       Income, Phoenix Home Life Mutual Insurance Company (1991-1995).
                                                       Director, Money Market Trading (1996-present), Vice President
                                                       (1993-1996), National Securities & Research Corporation, Vice President,
                                                       Phoenix Series Fund (1990-present), Phoenix Realty Securities, Inc.
                                                       (1995-present), Phoenix-Aberdeen Series Fund (1996-present) and
                                                       Phoenix Duff & Phelps Institutional Mutual Funds (1996-present). Various other positions with Phoenix Home Life Mutual Insurance Company
                                                       (1986-1991).

James D. Wehr (39)              Vice President         Managing Director, Fixed Income (1996-present), Vice President (1991-1996),
                                                       Phoenix Investment Counsel, Inc. Managing Director, Fixed Income
                                                       (1996-present), Vice President (1993-1996), National Securities & Research
                                                       Corporation. Vice President, Phoenix Multi-Portfolio Fund (1988-present),
                                                       Phoenix Series Fund (1990-present), Phoenix California Tax Exempt Bonds, Inc.
                                                       (1993-present) and Phoenix Duff & Phelps Institutional Mutual Funds
                                                       (1996-present). Managing Director, Public Fixed Income, Phoenix Home Life
                                                       Insurance Company (1991-1995).  Various positions with Phoenix Home Life
                                                       Mutual Insurance Company (1981-1991).

Nancy G. Curtiss (44)          Treasurer               Treasurer(1996-present), Vice President, Fund Accounting
                                                       (1994-1996), Phoenix Equity Planning Corporation. Treasurer, Phoenix
                                                       Funds (1994-present), Phoenix-Aberdeen Series Fund (1996-present) and
                                                       Phoenix Duff & Phelps Institutional Mutual Funds (1996-present). Second
                                                       Vice President and Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                                       Insurance Company (1994-1995). Various positions with Phoenix Home
                                                       Life Mutual Insurance Company (1987-1994).

G. Jeffrey Bohne (49)          Secretary               Vice President, Mutual Fund Customer Service, (1996-present), Vice
101 Munson Street                                      President, Transfer Agent Operations (1993-1996), Phoenix Equity Planning
Greenfield, MA 01301                                   Corporation. Clerk, Phoenix Investment Counsel, Inc. (1995-present).
                                                       Secretary, the Phoenix Funds (1993-present) and Phoenix Duff & Phelps
                                                       Institutional Mutual Funds (1996-present). Clerk and Secretary, Phoenix-
                                                       Aberdeen Series Fund (1996-present). Vice President and General Manager,
                                                       Phoenix Home Life Mutual Insurance Company (1993-present). Assistant
                                                       Vice President, Phoenix Home Life Mutual Insurance Company
                                                       (1992-1993).

No person listed in the foregoing table has any immediate family relationship with any other person listed in the table.

At December 31, 1996, the Trustees and officers as a group owned none of the then outstanding shares of the Fund.

For services rendered to the Fund during the fiscal year ended December 31, 1996, the Trustees received an aggregate of $143,625 from the Fund as Trustees' fees. For service on the Boards of the Phoenix Funds, each Trustee who is not a full-time employee of the Advisers or any of its affiliates currently receives a retainer at the annual rate of $40,000 and $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and $2,000 per joint Audit Committee meeting attended. The current members of the Audit Committee are Messrs. Blinn, Conway, Roth, Segerson and Weicker. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $1,000 and $1,000 per joint Executive Committee meeting attended. The current members of the Executive Committee are Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Trustee costs are allocated equally to each of the Series of the Funds within the Fund complex. Officers and employees of the Adviser who are interested persons are compensated by the Adviser and receive no compensation from the Fund. Any other interested persons who are not compensated by the Adviser receive fees from the Fund.

For the Fund's last fiscal year, the Trustees received the following compensation:

                                                                                             TOTAL COMPENSATION
                                                     PENSION OR                                FROM FUND AND
                                AGGREGATE       RETIREMENT BENEFITS      ESTIMATED ANNUAL       FUND COMPLEX
                              COMPENSATION       ACCRUED AS PART OF       BENEFITS UPON          (11 FUNDS)
          NAME                  FROM FUND          FUND EXPENSES            RETIREMENT        PAID TO TRUSTEES
          ----                  ---------          -------------            ----------        ----------------
C. Duane Blinn                  $13,875*                                                           $60,500
Robert Chesek                   $12,125                                                            $53,500
E. Virgil Conway                $14,125                                                            $61,750
Harry Dalzell-Payne             $12,125              None for               None for               $53,750
Francis E. Jeffries                  $0             any Trustee            any Trustee                  $0
Leroy Keith, Jr.                $12,125                                                            $53,500
Philip R. McLoughlin                 $0                                                                 $0
Everett L. Morris               $11,375                                                            $50,750
James M. Oates                  $13,250                                                            $58,000
Calvin J. Pedersen                   $0                                                                 $0
Philip R. Reynolds              $12,125                                                            $53,500
Herbert Roth, Jr.               $14,875*                                                           $64,750
Richard E. Segerson             $13,750                                                            $60,250
Lowell P. Weicker, Jr.          $13,875                                                            $60,500

* At the request of Messrs. Blinn and Roth, arrangements have been made to permit their compensation (and the earnings thereon) to be deferred until their retirement or resignation from the Board of Trustees, or their death or permanent disability.

THE INVESTMENT ADVISERS
--------------------------------------------------------------------------------
    The Fund has entered into Investment Advisory Agreements ("Agreements") with Phoenix Investment Counsel, Inc. ("PIC"), Phoenix Realty Securities ("PRS") and Phoenix-Aberdeen International Advisors, LLC ("PAIA") whose offices are located in Hartford, Connecticut.

    Phoenix is in the business of writing ordinary and group life and health insurance and annuities. At December 31, 1996, Phoenix had total assets of approximately $15.5 billion. PHL Variable writes variable annuities, and at December 31, 1996 had total assets of approximately $189.5 million. PLAC writes variable universal life insurance policies and at December 31, 1996 had total assets of approximately $11.5 million. PEPCO performs bookkeeping and pricing and administrative services for the Fund. It also provides bookkeeping and pricing services to other investment companies advised by PIC and PRS. PEPCO is registered as a broker-dealer in 50 states. The executive offices of Phoenix and PAIA are located at One American Row, Hartford, Connecticut 06102 and the principal offices of Equity Planning are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

    All of the outstanding stock of PIC is owned by PEPCO, a subsidiary of Phoenix Duff & Phelps Corporation ("PD&P") of Chicago, Illinois. Phoenix owns a majority interest in PD&P. PIC also serves as subadviser to the Asia Series.


    J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, serves as subadviser to the Enhanced Index Series. J.P. Morgan's principal place of business is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan presently serves as an investment manager for corporate, public and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. J.P. Morgan was founded in 1984 and as of March 31, 1997 had approximately $184 billion in assets under management.


    PRS was formed in 1994 as an indirect subsidiary of Phoenix. ABKB/LaSalle Securities Limited Partnership (ABKB), a subsidiary of LaSalle Partners, serves as subadviser to the Real Estate Series. ABKB's principal place of business is located at 100 East Pratt Street, Baltimore, Maryland 21202. ABKB has been a registered investment advisor since 1979.


    PAIA, a Delaware limited liability company formed in 1996 and jointly owned and managed by PM Holdings, Inc, is a direct subsidiary of Phoenix and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management plc. Aberdeen Fund Managers, Inc. has its principal offices located at 1 Financial Plaza, Suite 2210, NationsBank Tower, Fort Lauderdale, Florida 33394. While many of the officers and directors of the PAIA have extensive experience as investment professionals, due to its recent formation, the PAIA has no prior operating history. Aberdeen Fund Managers, Inc. also serves as subadviser for the Asia Series.

    Aberdeen Asset Management was founded in 1983 and through subsidiaries operating from offices in Aberdeen, Scotland; London, England; Singapore and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of February 28, 1997, Aberdeen Asset Management, and its advisory subsidiaries, had approximately $4.8 billion in assets under management.


    The Agreements provide that each Adviser shall furnish continuously, at its own expense, an investment program for each of the Series, subject at all times to the supervision of the Trustees. They also provide that all costs and expenses not specifically enumerated as payable by the Advisers shall be paid by the Fund or by Phoenix, PHL Variable and PLAC. The Advisers or Phoenix, PHL Variable and PLAC have agreed to reimburse the Fund for certain operating expenses for all Series. Each Series (except the International, Real Estate, Theme and Asia Series) pays a portion or all of its total operating expenses other than the management fee, up to .15% of its total average net assets. The International, Real Estate, Theme and Asia Series pay total operating expenses other than the management fee up to .40%,
 .25%, .25% and .25%, respectively, of its total average net assets. Expenses above these limits are paid by the Advisers, Phoenix, PHL Variable or PLAC.

    To the extent that any expenses are paid by the Fund, they will be paid by the Series incurring them or, in the case of general expenses, may be charged among the Series in relation to the benefits received by the shareholders, as determined by the financial agent under the supervision of the Board of Trustees. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Advisers, Phoenix, PHL Variable or PLAC) incurred in the operation of the Fund and any offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, certain expenses of issue and sale of shares, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund, Phoenix, PHL Variable or PLAC also will pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and the expense of preparing and mailing prospectuses and reports to shareholders.

    The Investment Advisory Agreements provide that the Advisers shall not be liable to the Fund or to any shareholder of the Fund for any error of judgement or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the Investment Advisory Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Advisers in the performance of its duties thereunder.

    The Investment Advisory Agreements also provide that, as full compensation for the services and facilities furnished to the Fund, the Advisers shall be compensated as follows: within five days after the end of each month, the Fund shall pay the Advisers the following fees:

                        PHOENIX INVESTMENT COUNSEL, INC.
                        --------------------------------


                                                      RATE FOR
                 RATE FOR FIRST   RATE FOR NEXT     EXCESS OVER
SERIES            $250,000,000    $250,000,000      $500,000,000
------            ------------    ------------      ------------
Money Market....      .40%            .35%              .30%
Multi-Sector....      .50%            .45%              .40%
Balanced........      .55%            .50%              .45%
Allocation......      .60%            .55%              .50%
Growth..........      .70%            .65%              .60%
International...      .75%            .70%              .65%
Theme...........      .75%            .70%              .65%
Enhanced Index..      .45%            .45%              .45%


                         PHOENIX REALTY SECURITIES, INC.
                         -------------------------------

                                                     RATE FOR
                 RATE FOR FIRST   RATE FOR NEXT    EXCESS OVER
SERIES           $1,000,000,000  $1,000,000,000   $2,000,000,000
------           --------------  --------------   --------------
Real Estate.....      .75%            .70%             .65%

                  PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
                  --------------------------------------------

SERIES
------
Asia............     1.00%

    The amounts payable to the Advisers shall be based upon the average of the values of the net assets of the Fund as of the close of business each day. There can be no assurance that the Fund will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

    The Investment Advisory Agreements continue in force from year to year for all Series, provided that, with respect to each Series, the applicable agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of that Series. In addition, and in either event, the terms of the agreements and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Fund or by the Advisers, on sixty (60) days written notice.

BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
    In effecting portfolio transactions for the Fund, the Advisers and Subadvisers, adhere to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Advisers may cause the Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction, if the Advisers determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Advisers are considered to be in addition to and not in lieu of services required to be performed by the Advisers under their contracts with the Fund under their contracts with the Advisers and may benefit both the Fund and other clients of the Advisers. Conversely, brokerage and research services provided by brokers to other clients of the Advisers may benefit the Fund.

    If the securities in which a particular Series of the Fund invests are traded primarily in the over-the-counter market, where possible the Series will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

    The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Advisers in determining the overall reasonableness of brokerage commissions paid by the Fund.


    For the fiscal years ended December 31, 1994, 1995, and 1996 brokerage commissions paid by the Fund on portfolio transactions totaled $4,360,577, $5,452,277 and $6,749,696, respectively. None of such commissions was paid to a broker who was an affiliated person of the Fund or an affiliated person of such a person or, to the knowledge of the Fund, to a broker an affiliated person of which was an affiliated person of the Fund or the Adviser. Total brokerage commissions paid during the fiscal year ended December 31, 1996 included brokerage commissions of $5,789,323 on portfolio transactions aggregating $4,201,850,149 executed by brokers who provided research and other statistical and factual information.

    It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by the Advisers are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund. It is the opinion of the Board of Trustees of the Fund that the desirability of utilizing the Advisers as investment advisers to the Fund as manager of foreign securities owned by the Fund outweighs the disadvantages that may be said to exist from simultaneous transactions.


    The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is consistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------
    The net asset value per share of each Series is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a Series' foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission.

    A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Series which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Series has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

INVESTING IN THE FUND
--------------------------------------------------------------------------------
    Shares of the Fund are not available to the public directly. Although shares of the Fund are owned by the Accounts, Contract Owners and Policyowners do have voting rights with respect to those shares, as described in the Prospectus under "Shares of Beneficial Interest." You may invest in the Fund by buying a Variable Accumulation Annuity Contract or a Variable Universal Life Insurance Policy from Phoenix, PHL Variable or PLAC and directing the allocation of the net purchase payment(s) to the Subaccounts corresponding to the Series of the Fund. Phoenix, PHL Variable and PLAC will, in turn, invest payments in shares of the Fund as the investor directs at net asset value next determined with no sales load.

SALES CHARGE AND SURRENDER CHARGES
    The Fund does not assess any sales charge, either when it sells or when it redeems securities. The sales charges which may be assessed under the Contracts or Policies are described in the accompanying prospectus, as are other charges.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------
    The Fund will redeem any shares presented by the shareholder Accounts for redemption. The Account's policies on when and whether to buy or redeem Fund shares are described in the accompanying prospectus.

    At the discretion of the Trustees, the Fund may, to the extent consistent with state and Federal law, make payment for shares of a particular Series repurchased or redeemed in whole or in part in securities or other assets of such Series taken at current values. Should payment be made in securities, the shareholder Accounts may incur brokerage costs in converting such securities to cash.

    The right of redemption may only be suspended or the payment date postponed for more than seven days for any period during which trading on the New York Stock Exchange is closed for other than customary weekend and holiday closings, or when trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, for any period when an emergency (as defined by rules of the Commission) exists, or during any period when the Commission has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholders may withdraw requests for redemption of shares prior to the next determination of net asset value after the suspension has been terminated or they will receive payment of the net asset value so determined.

    The shareholder Accounts may receive more or less than was paid for the shares, depending on the net asset value of the shares at the time they are repurchased or redeemed.

TAXES
--------------------------------------------------------------------------------
    As stated in the Prospectus, it will be the policy of the Fund and of each Series to comply with those provisions of the Internal Revenue Code of 1986, as amended, ("Code") which relieve investment companies that distribute substantially all of their net income from Federal income tax on the amounts distributed. The Fund also intends to comply with pertinent Code provisions in order to avoid imposition of any Federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's Shareholders, which in this case are the Accounts.

    Federal income taxation of separate accounts, life insurance companies, and unit investment trusts are discussed in the accompanying prospectus for the Account.

CUSTODIAN
--------------------------------------------------------------------------------

    The securities and cash of all Series except the International, Asia, Enhanced Index and Real Estate Series are held by The Chase Manhattan Bank, N.A. under the terms of a custodian agreement. The securities and cash of the International and Asia Series are held by Brown Brothers Harriman & Co. under the terms of a custodian agreement. With respect to the International Series, the address for the Custodian is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, Attention: Manager, Securities Department. The securities and cash of the Real Estate and Enhanced Index Series are held by State Street Bank and Trust Company, located at 1 Heritage Drive, P2N, North Quincy, Massachusetts 02171. With respect to Series other than the International, Real Estate, Enhanced Index and Asia Series, the address for the Custodian is The Chase Manhattan Bank, N.A., 1 Chase Manhattan Plaza, Floor 13B, New York, NY 10081. The Fund permits the Custodian to deposit some or all of its securities in central depository systems as allowed by Federal law. The use of foreign custodians and foreign central depositories has been authorized by the Board of Trustees of the Fund if certain conditions are met.


FOREIGN CUSTODIAN
    The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian involves considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
    The Fund's financial statements are audited by Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants for the Fund. The independent accountants also provide other accounting and tax-related services as requested by the Fund from time to time.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
    The financial statements and the notes thereto relating to the Fund and the report of Price Waterhouse LLP with respect thereto for the fiscal year ended December 31, 1996 are contained in the Fund's Annual Report. The Annual Report is available by calling Variable Products Operations at (800) 447-4312 or writing to Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston, MA 02266-8027. Phoenix, PHL Variable and PLAC have agreed to send a copy of both the Annual Report and the Semi-Annual Report to Shareholders containing the Fund's financial statements to every Contract Owner or Policyowner having an interest in the Accounts. The Annual Report for the fiscal period ended December 31, 1996 is included in this Statement of Additional Information.

APPENDIX
--------------------------------------------------------------------------------
A-1 AND P-1 COMMERCIAL PAPER RATINGS
    The Money Market Series will invest only in commercial paper which at the date of investment is rated A-1 by Standard & Poor's Corporation ("S&P") or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

    Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

    The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS
AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS
AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                  ANNUAL REPORT
                                DECEMBER 31, 1996
                          THE PHOENIX EDGE SERIES FUND

                          THE PHOENIX EDGE SERIES FUND
                            PART C--OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Financial Statements.

               1. Condensed Financial Information is included in Part A of the Registration Statement.

               2. Financial Statements and Notes, thereto, and reports of Independent Accountants are included in the Annual Report to Shareholders for the year ended December 31, 1996, incorporated by reference.

         (b)   Exhibits:

               1. Declaration of Trust of the Registrant dated February 18, 1986, filed with the Registration Statement on Form N-1A on April 18, 1986 and filed via Edgar with Post-Effective Amendment No. 18 on June 20, 1996.


               1.1 Amendment to Declaration of Trust, establishing the International Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               1.2 Amendment to Declaration of Trust, conforming the Fund's borrowing restrictions to California Department's Borrowing Guidelines, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               1.3 Amendment to Declaration of Trust, establishing the Balanced Series, filed with Post-Effective Amendment No. 8 on April 28, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               1.4 Amendment to Declaration of Trust, establishing the Real Estate Securities Series, filed with Post-Effective Amendment No. 12 on February 16, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.


               1.5 Amendment to Declaration of Trust, establishing the Strategic Theme Series, filed via Edgar with Post-Effective Amendment No. 16 on January 29, 1996.

               1.6 Amendment to Declaration of Trust, changing the name of the Series currently designated "Bond Series" to the "Multi-Sector Fixed Income Series," filed via Edgar with Post-Effective Amendment No. 17 on April 17, 1996.

               1.7 Amendment to Declaration of Trust, establishing the Aberdeen New Asia Series, filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

               2.   Not Applicable.

               3.   Not Applicable.

               4.   Not Applicable.


               5. Form of Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. covering the Balanced, Bond, Growth, Money Market, Total Return and International Series, filed with Post-Effective Amendment No. 11 on May 2, 1994 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               5.1 Form of Investment Advisory Agreement between Registrant and Phoenix Realty Securities, Inc. covering the Phoenix Real Estate Securities Series, filed with Post-Effective Amendment No. 13, on April 28, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               5.2 Form of Subadvisory Agreement among the Registrant, Phoenix Realty Securities, Inc. and ABKB/LaSalle Partners Limited Partnership, covering the Phoenix Real Estate Securities Series, filed with Post-Effective Amendment No. 13 on April 28, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.


               5.3 Form of Investment Advisory Agreement between Registrant and Phoenix-Aberdeen International Advisors, LLC covering the Aberdeen New Asia Series, filed via Edgar with Post-Effective Amendment No. 18 on June 20, 1996.

               5.4 Form of Subadvisory Agreement between The Phoenix Edge Series Fund and Aberdeen Fund Managers, Inc. filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

               5.5 Form of Subadvisory Agreement between The Phoenix Edge Series Fund and Phoenix Investment Councel, Inc. filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

               6.   Not Applicable.

               7.   Not Applicable.

               8. Form of Custodian Agreement between Registrant and The Chase Manhattan Bank, N.A. covering the International Series, filed with Post-Effective Amendment No. 4 on March 13, 1990 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               8.1 Form of Amendment to Custodian Agreement covering International, Money Market, Growth, Bond, Total Return and Balanced Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               8.2 Custodian Agreement between Registrant and Brown Brothers Harriman & Co. covering the International Series, filed with Post-Effective Amendment No. 12 on February 16, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               8.3 Form of Custodian Agreement between Registrant and State Street Bank and Trust Company covering the Real Estate Securities Series, filed with Post-Effective Amendment No. 12 on February 16, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               8.4 Amendment to Custodian Contract between Registrant and State Street Bank and Trust Company dated October 17, 1996 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               9.1 Form of Transfer Agency Agreement, filed with original Registration Statement on Form N-1A on April 18, 1986 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               9.2 Form of Financial Agent Agreement, filed via Edgar with Post-Effective Amendment No. 16 on January 29, 1996.

               9.3 Form of Financial Agent Agreement filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               10. Opinion and Consent of Counsel covering shares of the International, Multi-Sector Fixed Income, Growth, Money Market, Balanced and Strategic Allocation Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               10.1 Opinion and Consent of Counsel covering shares of the Real
                    Estate Securities Series, filed with Post-Effective Amendment No. 13 on April 28, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               10.2 Opinion and Consent of Counsel covering shares of the
                    Strategic Theme Series, filed via Edgar with Post-Effective Amendment No. 16 on January 29, 1996.


               10.3 Opinion and Consent of Counsel covering shares of the
                    Aberdeen New Asia Series, filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

               11. Written Consent of Price Waterhouse LLP, to be filed by amendment.

               12.  Not Applicable.

               13.  Not Applicable.

               14.  Not Applicable.

               15.  Not Applicable.

               16.  Not Applicable.


               17. Financial Data Schedule, filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997 and reflected on Edgar as
                    Exhibit 27.


               18. Powers of Attorney, filed via Edgar with Post-Effective Amendment No. 17 on April 17, 1996.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    The following diagram illustrates the Registrant's place in the organizational structure:

[GRAPHIC OMITTED]

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


                                              NUMBER OF RECORD HOLDERS
          TITLE OF CLASS                          AS OF MAY 1, 1997
          ---------------                         -----------------
          Multi-Sector Series                             4
          Money Market Series*                            4
          Growth Series                                   7
          Allocation Series                               4
          Balanced Series                                 4
          International Series                            4
          Real Estate Series                              5
          Theme Series                                    5
          Asia Series                                     5
          Enhanced Index Series                           0




---------------------
*Phoenix Mutual Life Insurance Company purchased 1 share of the Money Market
 Series at a price of $10.00 per share on February 18, 1986.

ITEM 27. INDEMNIFICATION

    The Declaration of Trust provides that the Fund shall indemnify each of its Trustees and officers against liabilities arising by reason of being or having been a Trustee or officer, except for matters as to which such Trustee or officer shall have been finally adjudicated not to have acted in good faith and except for liabilities arising by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of duties.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

    See "Management of the Fund" in the Prospectus and "Management of the Fund" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File Nos. 801-5995 for Phoenix Investment Counsel Inc.; 801-8177 for National Securities and Research Corporation; 801-52167 for Phoenix-Aberdeen International Advisors,
LLC) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS

           Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

           Phoenix Home Life Mutual Insurance Company
           One American Row
           Hartford, Connecticut 06115
                  and
           101 Munson Street
           P.O. Box 942
           Greenfield, Massachusetts 01302-0942

ITEM 31. MANAGEMENT SERVICES

           All management-related service contracts are discussed in Part A or B of this Registration Statement.

ITEM 32. UNDERTAKINGS

         (a)   Not Applicable.


         (b) Registrant undertakes to file a post-effective amendment using financial statements which need not be certified, within four to six months from the effective date of Registrant's Post-Effective Amendment No. 21 with respect to the Research Enhanced Index Series.


         (c) The information called for by Item 5A of Form N-1A is contained in the Fund's annual report to shareholders; accordingly, the Fund hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Fund's latest annual report, upon request and without charge.

         (d) Registrant undertakes to provide the information specified pursuant to Regulation S-K, Item 512 (Reg.ss.229.512), as applicable, the terms of which are incorporated herein by reference.

         (e) Registrant undertakes to call a special meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders, as required by Section 16(c) of the 1940 Act, if requested to do so by holders of at least 10% of a Portfolio's outstanding shares.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford and the State of Connecticut on the 14th day of May, 1997.


                                             THE PHOENIX EDGE SERIES FUND

Attest: /s/ Thomas N. Steenburg              By: /s/ Philip R. McLoughlin
        ----------------------------             -------------------------------
            Thomas N. Steenburg                      Philip R. McLoughlin
            Assistant Secretary                           President


    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on this 14th day of May, 1997.



                  SIGNATURE                  TITLE
                  ---------                  -----

                                             Trustee
-------------------------------------
C. Duane Blinn*
                                             Trustee
-------------------------------------
Robert Chesek*
                                             Trustee
-------------------------------------
E. Virgil Conway*
                                             Treasurer
-------------------------------------
Nancy G. Curtiss*                            (Principal Financial and Accounting
                                              Officer)

                                             Trustee
-------------------------------------
Harry Dalzell-Payne*
                                             Trustee
-------------------------------------
Francis E. Jeffries*
                                             Trustee
-------------------------------------
Leroy Keith, Jr.*

/s/ Philip R. McLoughlin                     Trustee and President
-------------------------------------
Philip R. McLoughlin                         (Principal Executive Officer)

                                             Trustee
-------------------------------------
Everett L. Morris*
                                             Trustee
-------------------------------------
James M. Oates*
                                             Trustee
-------------------------------------
Calvin J. Pedersen*
                                             Trustee
-------------------------------------
Philip R. Reynolds*
                                             Trustee
-------------------------------------
Herbert Roth, Jr.*

                                     S-1(C)

                                             Trustee
-------------------------------------
Richard E. Segerson*
                                             Trustee
-------------------------------------
Lowell P. Weicker, Jr.*


    By: /s/ Philip R. McLoughlin
        -----------------------------
     *  Philip R. McLoughlin, pursuant to powers of attorney filed previously.


                                     S-2(C)